ATTENTION: COUNTY RECORDER_THIS INSTRUMENT COVERS GOODS THAT ARE OR WILL BECOME FIXTURES ON THE DESCRIBED REAL PROPERTY AND SHOULD BE FILED FOR RECORD IN THE REAL PROPERTY RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. THIS INSTRUMENT SHOULD ALSO BE INDEXED AS A UNIFORM COMMERCIAL CODE FINANCING STATEMENT COVERING GOODS THAT ARE OR WILL BECOME FIXTURES ON THE DESCRIBED REAL PROPERTY. THE MAILING ADDRESSES, TELEPHONE NUMBERS, AND FAX NUMBERS OF THE SECURED PARTY AND THE DEBTOR ARE WITHIN.

              Deed of Trust and Security Agreement
        (with UCC Financing Statement for Fixture Filing)

AIP Properties #3, L.P., a Delaware limited partnership,
Grantor

having an office at
6210 North Beltline, Suite 90
Irving, Texas  75063-2656

to

Chicago Title Company, a California Corporation, Trustee,

for the benefit of

Life Investors Insurance Company of America, an Iowa corporation,
Beneficiary,

having an office
c/o AEGON USA Realty Advisors, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

Loan Amount:  $27,990,000
Premises:  Parcels 1 And 2 of Parcel Map 15739, Los Angeles
County, California

After recording, please return to:
Gary Whittington, Esq.
AEGON USA Realty Advisors, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499


AEGON Loan Number 87488
Huntington Drive

              Deed of Trust and Security Agreement
        (with UCC Financing Statement for Fixture Filing)

This Deed of Trust and Security Agreement is made and given this ___ day of November, 1996 by AIP Properties #3, L.P., a limited partnership organized under the laws of Delaware, having an office at 6210 North Beltline, Suite 90, Irving, Texas 75063-2656 ("Grantor"), to Chicago Title Company, a California corporation, as Trustee, whose mailing address is ______________________________________________ ("Trustee"), for
the benefit Life Investors Insurance Company of America, a corporation organized under the laws of Iowa, having an office c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-5223 ("Beneficiary"). The definitions of capitalized terms used in this Deed of Trust may be found either in Section 3 below, or through the cross-references provided in that Section.


1.   RECITALS
     Under  the  terms of a commercial mortgage Revised  Mortgage
          Loan  Application and Commitment dated  July  18,  1996
          (the "Commitment"), AEGON USA Realty Advisors, Inc. ("AEGON"), as agent for Beneficiary, agreed to fund a loan in an original principal amount to be determined in accordance with procedures described in the Commitment (the "Loan").
     Beneficiary has funded the Loan in the principal amount of $27,990,000 in accordance with the Commitment, and to evidence the Loan Grantor has executed and delivered to Beneficiary ten promissory notes in the aggregate amount of $27,990,000.
     The Commitment requires that the Loan be secured by certain real property and by certain tangible and intangible personal property.


2.   GRANTING CLAUSE
     To secure   the  repayment  of  the  Indebtedness,  and   in
          consideration  of the sum of ten dollars  ($10.00)  and
          other valuable consideration, the receipt and sufficiency of which are acknowledged, Grantor grants, bargains, sells, warrants, conveys, alienates, releases, assigns, sets over and confirms to Trustee, in trust with the power of sale for the benefit of Beneficiary, and to his successors and assigns forever, the Real Property, the Leases, the Rents, the Assigned Rights, the Condemnation Proceeds, and the Insurance Proceeds, and grants to Beneficiary a security interest in the Personal Property.


3.   DEFINED TERMS
          Appurtenant Easements
               means   the  declarations,  easements,  covenants,
               restrictions and agreements, if any, identified on the attached Exhibit A.
          Assigned Rights
               means all of Grantor's rights (whether presently existing or arising in the future) under all contracts, claims and licenses that relate to the Real Property and may benefit its owner, including air rights, mineral rights, water rights, claims against third parties for damages to the Property, construction, roof and equipment guarantees and
               warranties,   building   licenses   and   permits,
               management contracts, service contracts, leases of Fixtures or of Personal Property, and all of
               Grantor's  right,  title  and  interest   (whether
               presently existing or arising in the future) in and to unearned insurance premiums, any greater estate in the Real Property, trade names, property management files, accounting books and records,
               trademarks,     tradestyles,    service     marks,
               copyrights,  accounting books  and  records,  site
               plans,   surveys,  blueprints,  and   construction
               drawings, plans and specifications, and the work product of architects, environmental consultants, property tax consultants, engineers, and any other third party contractors whose services benefit the Real Property.
          Assignment of Leases and Rents
               means the Loan Document bearing this heading.
          Business Day
               means any day when state and federal banks are open for business in Cedar Rapids, Iowa.
          Condemnation Proceeds
               means all money or other property that has been, or is in the future, awarded or agreed to be paid or given in connection with any taking by eminent domain of all or any part of the Real Property (including a taking through the vacation of any street dedication or through a change of grade of such a street), either permanent or temporary, or in connection with any purchase in lieu of such a taking, or as a part of any related settlement.
          Conditional Grace Period
               means a period of thirty (30) days, except when applicable to a failure of any term, condition, or provision under this Deed of Trust which arises from facts, circumstances, acts, or omissions which are not the fault of Grantor, in which in which case Conditional Grace Period shall mean a period of sixty (60) days.
          Default
               means any of the acts, omissions, or circumstances specified in Section 10 below.
          Environmental Indemnity Agreements
               means    each    of   the   documents    captioned
               "Environmental Indemnity Agreement" executed with respect to the Real Property and the real property encumbered by the Other Deeds of Trust.
          Environmental Laws
               means  all  present  and  future  laws,  statutes,
               ordinances,   rules,  regulations,   orders,   and
               determinations   of  any  Governmental   Authority
               pertaining  to  health, underground  storage  tank
               regulation   or   removal,   protection   of   the
               environment,    natural    resources,    wetlands,
               conservation,    wildlife,    waste    management,
               regulation   of  activities  involving   Hazardous
               Substances, and pollution, or relating to waste disposal or environmental protection with respect to the exposure to, or manufacture, possession,
               presence,      use,      generation,      storage,
               transportation,   treatment,  release,   emission,
               discharge, disposal, abatement, cleanup,  removal,
               remediation   or   handling   of   any   Hazardous
               Substances,  including,  without  limitation,  the
               Comprehensive       Environmental        Response,
               Compensation,  and Liability Act, 42  U.S.C.  9601
               et    seq.,    the   Superfund   Amendments    and
               Reauthorization   Act   of   1986,    42    U.S.C.
               9601(20)(D),   the   Resource   Conservation   and
               Recovery Act, 42 U.S.C. 6901 et seq., the Federal Water Pollution Control Act, as amended by the
               Clean  Water  Act , 33 U.S.C. 1251  et  seq.,  the
               Clean  Air  Act , 42 U.S.C. 7401 et seq.  and  the
               Toxic Substances Control Act, 15 U.S.C. 2601 et seq., all as amended from time to time.
          ESA
               means the written environmental site assessment of the Real Property prepared by a consultant hired directly by Beneficiary under the terms of the Commitment.
          Escrow Expenses
               means those expenses in respect of Insurance Premiums and Impositions that Beneficiary elects to pay directly from the Escrow Fund using moneys accumulated through the collection of Monthly Escrow Payments.
          Escrow Fund
               means the accounting entry maintained on the books of Beneficiary as funds available for the payment of Escrow Expenses under the terms of this Deed of Trust.
          Financing Statements
               means   the   Uniform  Commercial  Code  financing
               statements filed to perfect the security interests securing the Indebtedness, as amended or extended from time to time.
          Fixtures
               means    all   materials,   supplies,   equipment,
               apparatus   and  other  items  now  or   hereafter
               attached to or installed on the Real Property in a manner that causes them to become fixtures under the law of California, including all built-in or
               attached   furniture  or  appliances,   elevators,
               escalators,   heating,   ventilating    and    air
               conditioning    system    components,    emergency
               electrical generators and related fuel storage or delivery systems, septic system components, storm windows, doors, electrical equipment, plumbing,
               water   conditioning,  lighting,  cleaning,   snow
               removal, lawn, landscaping, irrigation, security, incinerating, firefighting, sprinkler or other fire safety equipment, bridge cranes or other installed materials handling equipment, satellite dishes or other telecommunication equipment, built-in video conferencing equipment, sound systems or other audiovisual equipment, and cable television distribution systems. Fixtures do not include
               trade   fixtures,  office  furniture  and   office
               equipment owned by tenants and neither necessary nor desirable for the operation of the Real
               Property   as  income-producing  commercial   real
               estate.
          Governmental Authority
               means   any   political  entity  with  the   legal
               authority  to  impose  any  requirement   on   the
               Property, including the governments of the United States, the State of California, Los Angeles County, the City of Monrovia, and any other entity with jurisdiction to decide, regulate, or affect
               the   ownership,  construction,  use,   occupancy,
               possession,  operation,  maintenance,  alteration,
               repair,  demolition  or  reconstruction   of   any
               portion or element of the Real Property.
          Hazardous Substances
               means:   (A)   any  hazardous  wastes   or   toxic
               chemicals, materials, substances or wastes as defined by the Environmental Laws; (B) any "oil," as defined by the Clean Water Act and regulations promulgated thereunder (including crude oil or any fraction of crude oil); (C) any substance, the
               presence  of  which  is  now  or  in  the   future
               prohibited,   regulated  or  controlled   by   any
               Environmental  Law or any other  law,  regulation,
               statute   or   ordinance   of   any   Governmental
               Authority; (D) any asbestos or asbestos containing
               materials,   (E)  any  polychlorinated   biphenyls
               ("PCBs"), (E) urea formaldehyde, (F) atmospheric radon at levels over four picocuries per cubic liter; (G) any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor,
               soot,    fumes,    alkalis,   acids,    chemicals,
               pesticides, herbicides, sewage, industrial sludge or similar wastes, and (H) any industrial, nuclear
               or   medical   by-products.   However,  "Hazardous
               Substances"   include   neither   (a)   immaterial
               quantities   of   automotive  motor   oil   leaked
               inadvertently from vehicles in the ordinary course of the operation of the Real Property and cleaned
               up   in   accordance   with  reasonable   property
               management procedures and any applicable  law  nor
               (b)    immaterial   quantities    of    substances
               customarily and prudently used in the cleaning and maintenance of the Real Property in accordance with any applicable law.
          Impositions
               means   all  real  and  personal  property  taxes;
               general  or  special  assessments;  ground   rent;
               water,  gas,  sewer,  vault,  electric  or   other
               utility rates and charges; common charges; owners' association dues or fees; ground rent; personal and ad valorem property taxes; fees for any easement, license or agreement maintained for the benefit of the Property; and any and all other taxes, levies, user fees, claims, charges and assessments whatsoever that at any time may be assessed, levied or imposed on the Property or upon its ownership, use, occupancy or enjoyment, and any related costs, interest or penalties.
          Improvements
               means all buildings and improvements of any kind erected or placed on the Land now or in the future, including the Fixtures, together with all
               appurtenant    rights,   privileges,    easements,
               tenements,   hereditaments,  titles,   reversions,
               remainders and other interests.
          Indebtedness
               means all sums that are owed or become due
               pursuant to the terms of the Notes, this Deed of Trust, or any of the other Loan Documents, including scheduled principal payments, scheduled interest payments, default interest, late charges, prepayment premiums, accelerated or matured principal balances, advances, collection costs, receivership costs, fees and costs of the Trustee and all other financial obligations of Grantor incurred in connection with the Loan transaction.
          Indemnity Agreements
               means  each  of the documents captioned "Indemnity
               Agreement"   executed   by   American   Industrial
               Properties REIT of even date herewith.
          Insurance Premiums
               means all premiums or other charges required to maintain in force any and all insurance policies that this Deed of Trust requires that Grantor maintain.
          Insurance Proceeds
               means  all  proceeds  of  all  insurance  now   or
               hereafter carried by or payable to Grantor with respect to the Property, or the interruption of rents or income derived from the Property, all unearned insurance premiums and all related claims or demands.
          Land
               that certain tract of land located in Monrovia, Los Angeles County, California, which is described on the attached Exhibit A, together with all
               appurtenances,  including  all  Grantor's   right,
               title and interest to and in the air space above the Land and all alley, party wall, drainage, sewer, mineral, water, oil and gas, vault and
               other    rights,   estates,   titles,   interests,
               privileges,  easements, tenements,  hereditaments,
               titles,  royalties,  reversions,  remainders   and
               other interests.
          Leases
               means    all    leases,    subleases,    licenses,
               concessions,   extensions,  renewals   and   other
               agreements (whether written or oral, and whether presently effective or made in the future) through which Grantor grants any possessory interest in and to, or any right to occupy or use, all or any
               part   of  the  Real  Property,  and  any  related
               guaranties.
          Legal Requirements
               means  all  laws,  statutes,  rules,  regulations,
               ordinances,   judicial  decisions,  administrative
               decisions, building permits, development permits, certificates of occupancy, or other requirements of any Governmental Authority.
          Loan Agreement
               means that certain Loan Agreement of even date herewith, by and among, Grantor, Beneficiary, and
               American   Industrial  Properties  REIT,   wherein
               Beneficiary agrees to make the Loan to Grantor.
          Loan Documents
               means   all  documents  evidencing  the  Loan   or
               delivered in connection with the Loan (including the Notes, this Deed of Trust, and the Other Deeds of Trust), whether entered into at the closing of
               the   Loan  or  in  the  future,  other  than  the
               Environmental   Indemnity   Agreements   and   the
               Indemnity Agreements, which are not Loan Documents and are not secured hereby.
          Monthly Escrow Payment
               means   the   sum   of   the  Monthly   Imposition
               Requirement,   the   Monthly   Insurance   Premium
               Requirement, and the Monthly Reserve Requirement. Monthly Imposition Requirement
               means  one-twelfth  of  the  annual  amount   that
               Beneficiary   estimates   (based   on    available
               historical data and, if future Impositions are as yet undetermined, on a 5% annual inflation factor) will be required to permit the timely payment of the Impositions by Beneficiary.
          Monthly Insurance Premium Requirement
               means  one-twelfth  of  the  annual  amount   that
               Beneficiary   estimates   (based   on    available
               historical data and using, if future Insurance Premiums are as yet undetermined, a 5% inflation factor) will be required to permit the timely payment of the Insurance Premiums by Beneficiary.
          Monthly Reserve Requirement
               means the amount that Beneficiary estimates will, over the subsequent twelve months, result in the accumulation of a surplus in the Escrow Fund equal to one-sixth of the sum of the Annual Imposition
               Requirement  and  the  Annual  Insurance   Premium
               Requirement.
          Note
               means any one of the ten promissory notes made by Grantor in the aggregate amount of $27,990,000, together with all extensions and modifications. .
          Notes
               means the ten promissory notes made by Grantor in the aggregate amount of $27,990,000, together with all extensions and modifications of any one or more of them.
          Notice
               means a notice given in accordance with the provisions of Subsection 25.11.
          Obligations
               means all of the obligations required to be performed under the terms and conditions of any of the Loan Documents by any person other than the Trustee or Beneficiary.
          Obligor
               means Grantor or any other natural person, trust or business organization that is liable under the Loan Documents for the payment of any portion of the Indebtedness, or the performance of any other Obligation, under any circumstances.
          Other Deeds of Trust
               means  the three other Deeds of Trust and Security
               Agreements  executed  by  Grantor  of  even   date
               herewith   for  the  benefit  of  Beneficiary   as
               security for the Notes and encumbering, inter alia, real property owned by Grantor in the States of Texas and Maryland.
          Permitted Encumbrances
               means the encumbrances or other matters listed  on
               Exhibit B.
          Permitted Transfer
               means a transfer specifically described in Section
               11 as permitted.
          Personal Property
               means all materials, appliances, equipment or items located at the Real Property now or in the future and that may be incorporated in the Real
               Property  through  construction,  attachment,   or
               installation, or that are used, or are capable of being used, in the operation of the Real Property
               as   commercial   real   estate,   including   (i)
               appliances, equipment or items required under any lease to be provided by Grantor to any tenant,
               (ii)  materials  or  equipment  for  use  in   the
               maintenance, alteration, landscaping or repair of the Real Property, including snow removal, lawn, landscaping, irrigation, security, incineration, and hazardous waste storage, monitoring, testing, containment or abatement supplies and equipment;
               (iii) electrical lights and fixtures (whether or not permanently wired), backup generators and related fuel storage and delivery systems, (iv) rugs, carpeting, office furnishings, art work,
               decorations,   window  treatments  and   equipment
               located in any on-site leasing office, located in any lobby, hall or other common area, or used in connection with any "executive suites" operation,
               (v) vehicles used to transport prospective tenants or to maintain or operate the Real Property, (vi)
               components   of  heating,  ventilation   and   air
               conditioning  systems  and  air  quality   testing
               equipment, (vii) spare or detached parts for elevators, escalators or other mechanical systems,
               (viii)   all   site   or   building   plans    and
               specifications,    construction    records,    and
               architectural or engineering drawings relating to the Real Property, (ix) sewer or septic system components, (x) water wells, whether for purposes
               of   water   supply  or  groundwater  testing   or
               sampling,  (xi) components of plumbing  and  water
               conditioning    systems,    (xii)    firefighting,
               sprinkler or other fire safety equipment, (xiii) central telephone switches, antennae, satellite dishes or other telecommunication equipment, and
               (xiv)    video   conferencing   equipment,   audio
               equipment   and   cable  television   distribution
               systems.
          Property
               means the Real Property, the Personal Property, the Leases, the Rents, the Assigned Rights, the Condemnation Proceeds and the Insurance Proceeds.
          Real Property
               means the Land, the Improvements, the Fixtures, and all of Grantor's right, title and interest to all appurtenant rights, privileges, tenements, hereditaments, easements, or other interests that run with the Land, including any Appurtenant Easements, benefits of railroad sidings, drainage rights, sewer rights and rights of ingress and egress.
          Recourse Obligations
               means the recourse obligations, or "carveouts," that are defined in the Notes and in Section 21.
          Rents
               means all rents, lease termination fees, proceeds of letters of credit or other devices securing
               future    rental   payments,   revenues,   income,
               proceeds, royalties, profits and other benefits paid or payable for using, leasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting, or otherwise enjoying the Real Property, whether presently existing or arising in the future, to which Grantor may now or hereafter become entitled or may demand or claim.
          Threshold Number
               means $250,000.
          Trustee
               means   Chicago   Title  Company,   a   California
               corporation and its successors and assigns.


4.   TITLE
     Grantor  represents  to and covenants with  Beneficiary  and with  its successors and assigns, that at the point  in
          time of the grant of the lien created by this Deed of Trust, Grantor is well seized of good and indefeasible estate to the Real Property, in fee simple absolute, subject to no lien or encumbrance except the Permitted Encumbrances. Grantor has good and merchantable title to the Personal Property, and has the uncontestable right to grant a first priority security interest in the Personal Property, free of any rights of lessors or of sellers under conditional sales contracts or other financing arrangements. Grantor warrants this estate and title to Beneficiary and to its successors and assigns forever, against all lawful claims and demands. Grantor shall maintain mortgagee title insurance from a solvent carrier, insuring Beneficiary in the amount of $4,575,000 or such lesser amount agreed upon by Beneficiary, that the Deed of Trust constitutes the first and best lien on the Real Property. This Deed of Trust is and shall remain a valid and enforceable first lien on the Real Property, and if the validity or enforceability of this first lien is attacked or called into question, Grantor shall diligently and continuously defend it through appropriate proceedings. Should it fail to do so, Beneficiary may at Grantor's expense take all necessary and proper action, including the engagement and compensation of legal counsel, the prosecution or defense of litigation, and the compromise or discharge of claims. Grantor shall defend, indemnify and hold Beneficiary harmless in any suit or proceeding brought to challenge or attack the validity, enforceability or priority of the lien granted by this Deed of Trust. If a prior mechanics' or materialmen's lien on the Real Property arises by operation of statute during any construction or repair of the Improvements, Grantor shall either cause the lien to be discharged by paying when due any amounts owed to such persons, or shall comply with Section 12 of this Deed of Trust.


5.   REPRESENTATIONS AND WARRANTIES
     Grantor (i) represents to Beneficiary, and to its successors and assigns, that the following statements are true as of the date of this Deed of Trust, and (ii) warrants to Beneficiary, and to its successors and assigns, that the following statements shall remain true during the term of the Loan:
               5.1  Formation and Existence
                    Grantor  is a limited partnership duly formed
                         and  validly existing under the laws  of
                         Delaware,  is  duly  qualified   to   do
                         business  in  and  is in  good  standing
                         under,  the laws of California, and  has
                         obtained  all licenses and  permits  and
                         filed all statements of fictitious  name
                         and   registrations  necessary  for  the
                         lawful operation of its business.
               5.2  Power and Authority
                    Grantor has full power and authority to carry
                         on  its business as presently conducted,
                         to  own  the  Property, to  execute  and
                         deliver the Loan Documents that  it  has
                         executed, and to perform its obligations
                         under them.
               5.3  Due Authorization
                    The Loan  transaction and the performance  of
                         all  of Grantor's obligations under  the
                         Loan Documents have been duly authorized
                         by all requisite partnership action, and
                         each   individual  executing  any   Loan
                         Document  on behalf of Grantor has  been
                         duly authorized to do so.
               5.4  No Default or Violations
                    The execution  and  performance of  Grantor's
                         obligations  under the   Loan  Documents
                         will  not  result in any breach  of,  or
                         constitute   a   default   under,    any
                         contract, agreement, document  or  other
                         instrument to which Grantor is  a  party
                         or  by  which  Grantor may be  bound  or
                         affected,  and  do  not  and  will   not
                         violate  or contravene any law to  which
                         Grantor  is  subject; nor  do  any  such
                         other  instruments impose or contemplate
                         any  obligations which are  or  will  be
                         inconsistent with the Loan Documents.
               5.5  No Further Approvals or Actions Required
                    No approval  by, authorization of, or  filing
                         with any federal, state or municipal  or
                         other governmental commission, board  or
                         agency  or  other governmental authority
                         is  necessary  in  connection  with  the
                         authorization, execution and delivery of
                         the Loan Documents by Grantor.
               5.6  Due Execution and Delivery
                    Each of  the  Loan Documents to which Grantor
                         is  a  party has been duly executed  and
                         delivered on behalf of Grantor.
               5.7  Legal, Binding, Valid and Enforceable
                    Each of  the  Loan Documents to which Grantor
                         is  a party constitutes the legal, valid
                         and   binding  obligation  of   Grantor,
                         enforceable    against    Grantor     in
                         accordance with its terms, except to the
                         extent  that its enforceability  may  be
                         limited   by   bankruptcy,   insolvency,
                         fraudulent  conveyance,  reorganization,
                         moratorium or similar laws affecting the
                         enforceability   of  creditors'   rights
                         generally or by equitable principles  of
                         general  application (whether considered
                         in an action at law or in equity).
               5.8  Accurate Financial Information
                    All financial   information   furnished    by
                         Grantor  to  Beneficiary  in  connection
                         with  the  application for the  Loan  is
                         true,   correct  and  complete  in   all
                         material respects and does not  omit  to
                         state any fact or circumstance necessary
                         to  make  the  statements  in  them  not
                         misleading,  and  there  has   been   no
                         material adverse change in the financial
                         condition of Grantor since the  date  of
                         such financial information.
               5.9  Compliance with Legal Requirements
                    All governmental   approvals,  and   licenses
                         required in order for Grantor to conduct
                         its  business and maintain  and  operate
                         the  Real  Property in  compliance  with
                         applicable  law  are in full  force  and
                         effect,  and the Real Property currently
                         is being operated in compliance with all
                         applicable  legal  requirements  in  all
                         material respects.
               5.10 Contracts and Franchises
                    All contracts  and  franchises  necessary  in
                         order   for   Grantor  to  conduct   its
                         business  and operate the Real  Property
                         in   accordance  with  good   commercial
                         practice are in force.
               5.11 No Condemnation Proceeding
                    Grantor  has  no  knowledge of  any  present,
                         pending   or   threatened   condemnation
                         proceeding or award affecting  the  Real
                         Property.
               5.12 No Casualty
                    No damage to the Real Property by any fire or
                         other casualty has occurred and remained
                         unrepaired.
               5.13 Complete Lots and Tax Parcels
                    The Land  is  comprised  exclusively  of  tax
                         parcels   that  are  entirely   included
                         within the Land, and of subdivision lots that are entirely included within the Land.


6.   COVENANTS
               6.1  Payment and Performance
                    Grantor   shall  pay  the  Indebtedness   and
                         perform  all  of  its other  obligations
                         under  the Loan Documents, as  and  when
                         the  Loan Documents require such payment
                         and performance.
               6.2  Payment of Impositions
                    Grantor  shall  pay  the  Impositions  on  or
                         before the last day on which they may be
                         paid  without  penalty or interest,  and
                         shall,   within  thirty  days  of   such
                         payment, furnish Beneficiary with a paid
                         receipt  or a canceled check as evidence
                         of  payment.   If Beneficiary  does  not
                         receive  such evidence, Beneficiary  may
                         secure  it  directly.  If  it  does  so,
                         Beneficiary  will  charge   Grantor   an
                         administrative fee of $250 for  securing
                         the  evidence of payment.  This fee will
                         be  a  demand obligation under the terms
                         of this Deed of Trust.  Grantor may meet
                         the  requirements of this Subsection  by
                         remitting  the  Monthly Escrow  Payments
                         when   due,   by  immediately  providing
                         notice   to  Beneficiary  of   any   new
                         Imposition   or   increased   Imposition
                         unknown to Beneficiary, and by paying to
                         Beneficiary   on   demand   any   amount
                         required to increase the Escrow Fund  to
                         an    amount   sufficient   to    permit
                         Beneficiary to pay all Impositions  from
                         the  Escrow  Fund on time.   If  Grantor
                         wishes to contest the validity or amount
                         of  an  Imposition,  it  may  do  so  by
                         complying with Section 12.
                    If any  new Legal Requirement taxes the  Deed
                         of  Trust  so  that  the  yield  on  the
                         Indebtedness   would  be  reduced,   and
                         Grantor  may  lawfully pay  the  tax  or
                         reimburse  Beneficiary for its  payment,
                         Grantor shall do so.
               6.3  Maintenance of the Real Property
                    Grantor  shall not commit or permit any waste
                         of  the  Real Property as a physical  or
                         economic  asset, and agrees to  maintain
                         in   good   repair   the   Improvements,
                         including  structures, roofs, mechanical
                         systems,  parking lots or  garages,  and
                         other  components of the  Real  Property
                         that are necessary or desirable for  the
                         use  of  the  Real  Property,  or  which
                         Grantor  as landlord under any Lease  is
                         required to maintain for the benefit  of
                         any  tenant.  In its performance of this
                         obligation,  Grantor shall promptly  and
                         in  a good and workmanlike manner repair
                         or   restore   any   elements   of   the
                         Improvements   that   are   damaged   or
                         destroyed  as required under  Subsection
                         6.4.   Grantor shall also replace roofs,
                         parking  lots, mechanical  systems,  and
                         other  elements  of  the  Real  Property
                         requiring periodic replacement.  Grantor
                         shall  carry  out  such replacements  no
                         less    frequently   than   would    any
                         commercially reasonable owner  intending
                         to    maintain   the   maximum   income-
                         generating   potential   of   the   Real
                         Property  over  its reasonable  economic
                         life.  Grantor  shall not,  without  the
                         prior  written  consent of  Beneficiary,
                         demolish,   reconfigure,  or  materially
                         alter  the Improvements, but Beneficiary
                         agrees  that any request for its consent
                         to  such an action shall be deemed given
                         if   Beneficiary  declines  to   respond
                         within fifteen (15) Business Days to any
                         written  request for such a consent,  if
                         the   request  is  accompanied  by   all
                         materials required to permit Beneficiary
                         to analyze the proposed action.
               6.4  Use of the Real Property
                    Grantor  shall cause the Real Property to  be
                         used  as  a  service center, office,  or
                         warehouse  property  and  for  no  other
                         purpose.
               6.5  Independence of the Real Property
                    Grantor  shall  maintain the independence  of
                         the  Real  Property from other land  and
                         improvements  not  included  within   or
                         located on the Land.  In fulfilling this
                         covenant, Grantor shall neither take any
                         action which would make it necessary  to
                         own  or control any property other  than
                         the  Real Property in order to meet  the
                         obligations  of the landlord  under  any
                         Lease,  or in order to comply  with  the
                         Legal  Requirements, nor take any action
                         which   would   cause   any   land    or
                         improvements other than the Land and the
                         Improvements to rely upon  the  Land  or
                         the Improvements for those purposes, nor
                         impair the integrity of the Land as  one
                         or more complete subdivided lots and tax
                         parcels.
               6.6 Rebuilding upon Casualty and Remediation of Effect of Condemnation
                    If a casualty  occurs, Grantor shall  rebuild
                         the Improvements.  If any portion of the
                         Real  Property  is  taken  by  power  of
                         eminent domain, Grantor shall remedy its
                         effects.  In either case, the rebuilding
                         or  remediation shall restore  the  Real
                         Property's   value  and   potential   to
                         generate  income  in proportion  to  the
                         amount  of  the  Indebtedness  remaining
                         after   any   application  of  Insurance
                         Proceeds or Condemnation Proceeds to the
                         Indebtedness.
               6.7  Performance of Landlord Obligations
                    Grantor  shall  perform  its  obligations  as
                         landlord  under  the Leases,  and  shall
                         neither  take any action,  nor  fail  to
                         take  any  action,  if  the  action   or
                         failure  would be inconsistent with  the
                         commercially  reasonable  management  of
                         the   property   for  the   purpose   of
                         enhancing its long-term performance  and
                         value.    Grantor  shall  not,   without
                         Beneficiary's  written consent,  extend,
                         modify,  terminate  or  enter  into  any
                         lease  of  the Real Property, except  in
                         compliance with the Agreement  Regarding
                         Leasing,  which Beneficiary and  Grantor
                         have   entered  into  today,  and  which
                         grants  certain  rights, personally,  to
                         Grantor.
               6.8  Financial reports and Operating Statements
                    During  the  term of the Loan, Grantor  shall
                         maintain     complete    and    accurate
                         accounting   and  operational   records,
                         including copies of all Leases and other
                         written  contracts relating to the  Real
                         Property,  copies of all tax statements,
                         and  evidence to support the payment  of
                         all  material property-related expenses.
                         Within  120  days  of the  end  of  each
                         fiscal  year, Grantor shall  deliver  to
                         Beneficiary    (A)   copies    of    the
                         consolidated  financial  statements   of
                         Grantor   and   its   general   partner,
                         prepared  by  an  independent  certified
                         public  accountant  in  accordance  with
                         generally       accepted      accounting
                         principles, consistently applied, (B)  a
                         complete    and    accurate    operating
                         statement for the Real Property, and (C)
                         a  complete rent roll (listing  tenants,
                         unit  numbers, square feet occupied  and
                         leased, rents, delinquencies, vacancies,
                         other income received and expenses), all
                         certified as true and correct by Grantor
                         and in form satisfactory to Beneficiary.
                         If  Grantor fails to deliver  the  items
                         required in this Subsection, Beneficiary
                         may engage an accounting firm to prepare
                         the  required items.  In connection with
                         the  engagement  of this  firm  and  its
                         supervision,    Grantor    shall     pay
                         Beneficiary  an  administrative  fee  of
                         $1,000.   Grantor shall cooperate  fully
                         with any investigative audit required to
                         permit  the  accounting firm to  produce
                         these  items, and the fees and  expenses
                         incurred   in  connection   with   their
                         preparation shall be paid by Grantor on demand.


7.   INSURANCE REQUIREMENTS
     At all times until the Indebtedness is paid in full, Grantor
          shall   maintain  insurance  coverage  and   administer
          insurance claims in compliance with this Section.
               7.1  Required Coverages
                         (a)  All Risk/Open Perils Special Form Property
                              Grantor  shall maintain coverage of
                                   100%  of the replacement  cost
                                   of  all insurable elements  of
                                   the Real Property all tangible
                                   Personal   Property.    If   a
                                   coinsurance   clause   is   in
                                   effect,   an   agreed   amount
                                   endorsement    is    required.
                                   Blanket  policies must include
                                   limits  by  property location.
                                   Coverage shall extend  to  the
                                   Real   Property  and  to   all
                                   tangible Personal Property.
                         (b)  Broad Form Boiler and Machinery
                              If any  such item is located on  or
                                   about   the   Real   Property,
                                   Grantor  shall  maintain  this
                                   coverage, including a form  of
                                   business income coverage.
                         (c)  Flood
                              If the  Real Property is located in
                                   a  special  flood hazard  area
                                   according to the most  current
                                   flood   insurance   rate   map
                                   issued    by    the    Federal
                                   Emergency  Management   Agency
                                   and  if  flood  insurance   is
                                   available,    Grantor    shall
                                   maintain    flood    insurance
                                   coverage   of  all   insurable
                                   elements of Real Property  and
                                   of   all   tangible   Personal
                                   Property.
                         (d)  Business Interruption
                              Grantor  shall maintain a  form  of
                                   business  income  coverage  in
                                   the   amount  of  80%  of  one
                                   year's  business  income  from
                                   the     Property.      Blanket
                                   policies  must include  limits
                                   by property location.
                         (e)  Comprehensive/general liability
                              Grantor    shall   maintain    such
                                   coverage (which may be in  the
                                   form     of    umbrella/excess
                                   liability  insurance)  with  a
                                   $1,000,000   combined   single
                                   limit  per  occurrence  and  a
                                   minimum  aggregate  limit   of
                                   $2,000,000.
                         (f)  Liquor liability
                              Grantor    shall   maintain    such
                                   coverage,  if  applicable  law
                                   may  impose liability on those
                                   selling,  serving,  or  giving
                                   alcoholic beverages to  others
                                   and if such beverages will  be
                                   sold,  served or given on  the
                                   Real Property by Grantor.
                         (g)  Elective coverages
                              Beneficiary  may require additional
                                   coverages appropriate  to  the
                                   property    type   and    site
                                   location.           Additional
                                   coverages     may      include
                                   earthquake,  mine  subsidence,
                                   sinkhole,  personal  property,
                                   supplemental   liability,   or
                                   coverages  of other  property-
                                   specific risks.
               7.2  How Beneficiary Should Be Named
                    On all   property   policies  and   coverages
                         (including  coverage  against  loss   of
                         business  income), Beneficiary  must  be
                         named  as  "first  mortgagee"  under   a
                         standard   mortgage  clause.    On   all
                         liability    policies   and   coverages,
                         Beneficiary   must  be   named   as   an
                         "additional insured." Beneficiary should
                         be  referred  to  verbatim  as  follows:
                         "Life  Investors  Insurance  Company  of
                         America and its successors, assigns, and
                         affiliates;   as  their   interest   may
                         appear;  c/o AEGON USA Realty  Advisors,
                         Inc.; Mortgage Loan Dept.; 4333 Edgewood
                         Rd.,  NE;  Cedar  Rapids,  Iowa   52499-
                         5223."
               7.3  Rating
                    Each insurance carrier must be rated A, Class
                         XII, or better by Best's Rating Service,
                         without  regard to its parent's  or  any
                         reinsurer's rating.
               7.4  Deductible
                    The maximum  deductible on all coverages  and
                         policies is $25,000.
               7.5  Notices, Changes and Renewals.
                    All policies   must  require  the   insurance
                         carrier to give Beneficiary a minimum of
                         thirty (30) days notice in the event  of
                         cancellation  or  non-renewal.   Grantor
                         shall  report to Beneficiary immediately
                         any  vacancy,  change of  title,  tenant
                         occupancy   or  use,  physical   damage,
                         additional improvements or other factors
                         affecting  any insurance  contract.   An
                         original  or  certified  copy  of   each
                         policy is required upon renewal.  If  no
                         such copy is available, Beneficiary will
                         accept  a  binder for a  period  not  to
                         exceed    90    days.    All    binders,
                         certificates of insurance, and  original
                         or  certified  copies of  policies  must
                         name Beneficiary as a named insured,  or
                         as  an  additional insured, must include
                         the   complete  and  accurate   property
                         address   and  must  bear  the  original
                         signature   of  the  issuing   insurance
                         agent.
               7.6  Unearned Premiums
                    If this   Deed   of   Trust  is   foreclosed,
                         Beneficiary may at its discretion cancel
                         any  of  the insurance policies required
                         under   this  Section  and   apply   any
                         unearned premiums to the Indebtedness.
               7.7  Forced Placement
                    If Grantor   fails   to   comply   with   the
                         requirements     of    this     Section,
                         Beneficiary   may,  at  its  discretion,
                         procure  any  required  insurance.   Any
                         premiums paid for such insurance, or the
                         allocable portion of any premium paid by
                         Beneficiary under a blanket  policy  for
                         such   insurance,  shall  be  a   demand
                         obligation under this Deed of Trust, and
                         any   unearned   premiums   under   such
                         insurance   shall   comprise   Insurance
                         Proceeds and therefore a portion of the Property.


8.   INSURANCE AND CONDEMNATION PROCEEDS
               8.1 Adjustment of Insurance Claims and Compromise of Condemnation Awards
                    Grantor  may  settle any insurance  claim  or
                         condemnation proceeding if the effect of
                         the casualty or the condemnation may  be
                         remediated  for $50,000 or less.   If  a
                         greater sum is required, Grantor may not
                         settle  any  such  claim  or  proceeding
                         without  the advance written consent  of
                         Beneficiary.    If  a  Default   exists,
                         Grantor  may  not settle  any  insurance
                         claim or condemnation proceeding without
                         the    advance   written   consent    of
                         Beneficiary.
               8.2  Direct Payment to Beneficiary of Proceeds
                    If the   Insurance   Proceeds   received   in
                         connection  with  a  casualty   or   the
                         Condemnation   Proceeds   received    in
                         respect   of   a   condemnation   exceed
                         $50,000, or if there is a Default,  then
                         such proceeds shall be paid directly  to
                         Beneficiary.  Beneficiary shall have the
                         right   to   endorse  instruments   that
                         evidence  proceeds which it is  entitled
                         to receive directly.
               8.3  Availability to Grantor of Proceeds
                    Grantor  shall  have  the right  to  use  the
                         Insurance  Proceeds or the  Condemnation
                         Proceeds  to  rebuild  the  Improvements
                         following a casualty, or the remedy  the
                         effect  on  the  Real  Property  of  any
                         condemnation, if the amount received  is
                         less than the Threshold Number, provided
                         (a) no condition of Default then exists,
                         (b)  no  Default  with  respect  to  any
                         payment obligation under any of the Loan
                         Documents shall have occurred during the
                         preceding   twelve   months,   (c)    no
                         nonmonetary default shall have occurred,
                         been noticed and remained uncured beyond
                         the  applicable cure period and (d)  the
                         proceeds    received   by   Beneficiary,
                         together   with  any  additional   funds
                         deposited  with Beneficiary by  Grantor,
                         are  then  sufficient, in  Beneficiary's
                         discretion,  to restore the Improvements
                         to  their condition before the casualty,
                         or  to  remedy the effect  on  the  Real
                         Property     of     the    condemnation.
                         Beneficiary  may condition disbursements
                         on approval of plans and specifications,
                         minimum    disbursement    requirements,
                         submittal  of certificates of  occupancy
                         and   other   appropriate  evidence   of
                         completion,  updating  of  Beneficiary's
                         mortgagee  title insurance  coverage  to
                         insure  the  absence  of  mechanics'  or
                         materialmen's liens, disbursement  on  a
                         percentage  of completion basis  with  a
                         ten     percent    holdback    on    all
                         disbursements pending final  completion,
                         and   other  customary  safeguards   for
                         construction lenders.  All transactional
                         expenses  shall be paid by Grantor.   If
                         the  amount  received in  respect  of  a
                         casualty   or  condemnation  equals   or
                         exceeds the Threshold Number, then  such
                         proceeds  may, at Grantor's  option,  be
                         used to rebuild or to remedy subject  to
                         all  of  the  provisions and  procedures
                         described above, but only if the Loan-to-
                         Value   ratio   of   the   Property   on
                         completion  will  be  75%  or  less,  as
                         determined by Beneficiary based  on  its
                         appraisal   review,  as  determined   by
                         repeating    the   appraisal   procedure
                         described  in  Section  4.2.1   of   the
                         Commitment.  If necessary, Grantor shall
                         make  a  prepayment of the Loan, without
                         premium, sufficient to achieve this Loan-
                         to-Value  ratio.   The  independent  fee
                         appraisal shall be at Grantor's expense,
                         and  Grantor  shall pay  Beneficiary  an
                         administrative   fee   of   $2,500    in
                         connection with its review.  Beneficiary
                         may require that Grantor deposit $10,000
                         with  Beneficiary as security for  these
                         expenses  or may pay the fee appraiser's
                         and   administrative   fees   from   the
                         proceeds at its sole discretion.

                    Unless  Grantor  has  the right  to  use  the
                         Insurance  Proceeds or the  Condemnation
                         Proceeds  under the foregoing paragraph,
                         Beneficiary   may,  in  its   sole   and
                         absolute  discretion, either apply  them
                         to the Loan balance or disburse them for
                         the     purposes    of    repair     and
                         reconstruction, or to remedy the effects
                         of   the  condemnation.   No  prepayment
                         premium   will  be  charged  on  amounts
                         applied to reduce the principal balance of the Loan.


9.   ESCROW FUND
     Grantor  shall  pay the Monthly Escrow Payment on the  first day of every month, commencing January 1, 1997. Any Monthly Escrow Payment received after the tenth day of the month in which it is due shall be subject to a late charge of five percent, which shall not be applied to the Escrow Fund. Beneficiary shall hold Monthly Escrow Payments in a fund from which Beneficiary will pay Escrow Expenses that Beneficiary has anticipated will become payable on a regular basis during the Loan's term, and on which Beneficiary has based its determination of the Monthly Imposition Requirement, the Monthly Insurance Premium Requirement and the Monthly Reserve Requirement. The Escrow Fund will be maintained as an accounting entry in Beneficiary's general account, where it may be commingled with Beneficiary's other funds. Beneficiary may reanalyze the projected Escrow Expenses from time to time and shall advise Grantor of any change in the amount of the Monthly Escrow Payment. Grantor hereby grants to Beneficiary a security interest in the Escrow Fund and agrees that, upon the foreclosure of the Deed of Trust, the delivery of a deed in lieu of foreclosure, or the payoff of the Loan, Beneficiary may apply amounts in the Escrow Fund, net of accrued Escrow Expenses, to the Indebtedness. Beneficiary shall remit any amounts in excess of the Indebtedness to Grantor.


10.  DEFAULT
               10.1 Existence of Default
                    A Default  shall exist immediately  upon  the
                         occurrence of any of the acts, omissions
                         or circumstances specified in Subsection
                         10.2  or  in Subsection 10.4.  Upon  the
                         occurrence of any of the acts, omissions
                         or circumstances specified in Subsection
                         10.3,  Beneficiary may  deliver  written
                         Notice  to  Grantor of the existence  of
                         such  an  act, omission or circumstance,
                         and  that  such  an  act,  omission   or
                         circumstance  shall, if  uncured  within
                         the Conditional Grace Period, constitute
                         a  Default under the Loan Documents.   A
                         Default shall exist if the act, omission
                         or circumstance has not been cured prior
                         to  expiration of the Conditional  Grace
                         Period,  or  if, following such  Notice,
                         Grantor either ceases to pursue the cure
                         of such an act, omission or circumstance
                         with   diligence,  or   repudiates   its
                         obligation to effect such a cure.
               10.2 Monetary Defaults
                    A monetary  default shall exist upon  any  of
                         the following:
                         (a)  Monthly Principal and Interest Payments
                              Grantor's  failure to  pay,  or  to
                                   cause  to be paid, any regular
                                   monthly  payment of  principal
                                   and  interest  due  under  the
                                   Notes, or any required Monthly
                                   Escrow   Payment,   so    that
                                   Beneficiary    receives    the
                                   payment on or before the tenth
                                   day  of the month in which the
                                   payment is due;
                         (b)  Matured Indebtedness
                              Grantor's  failure to  pay,  or  to
                                   cause   to   be   paid,    the
                                   Indebtedness  when  the   Loan
                                   matures by acceleration  under
                                   Section  13,  because   of   a
                                   transfer or encumbrance  under
                                   Section  16,  or by  lapse  of
                                   time;
                         (c)  Demand Obligations
                              Grantor`s  failure to  pay,  or  to
                                   cause to be paid, within  five
                                   Business Days of Beneficiary's
                                   written   demand,  any   other
                                   amount due under this Deed  of
                                   Trust  or  any  of  the  other
                                   Loan Documents;
               10.3 Curable Nonmonetary Default
                    A curable  nonmonetary  default  shall  exist
                         upon any of the following:
                         (a)  Entry of a Material Judgment
                              The entry  of  any judgment against
                                   Grantor  or any other Obligor,
                                   if the judgment may materially
                                   and   adversely   affect   the
                                   value, use or operation of the
                                   Real Property;
                         (b)  Tax Lien
                              The filing of any federal, state or
                                   local tax lien against Grantor
                                   or   any  other  Obligor,   or
                                   against the Real Property.
                         (c)  Failure of Warranty
                              Any representation made in  Section
                                   5  or  warranted in any  other
                                   Loan   Document  shall  become
                                   untrue  or misleading  in  any
                                   material respect.
                         (d)  Other Defaults
                              Grantor's  failure to  observe  any
                                   promise  or covenant  made  in
                                   this  Deed  of  Trust  or  any
                                   other  Loan Document,  if  the
                                   failure  is  not described  in
                                   Subsection 10.2, in Subsection
                                   10.4,  or  elsewhere  in  this
                                   Subsection 10.3.
               10.4 Incurable Nonmonetary Default
                    An incurable nonmonetary default shall  exist
                         upon any of the following:
                         (a)  Material Untruth or Misrepresentation
                              Beneficiary`s  discovery  that  any
                                   representation made by Grantor
                                   or by any other Obligor in any
                                   Loan  Document  in  connection
                                   with  the  Loan was untrue  or
                                   misleading  in  any   material
                                   respect  at  the time  it  was
                                   made.
                         (b)  Voluntary Bankruptcy Filing
                              The filing  by  Grantor or  by  any
                                   other Obligor of a petition in
                                   bankruptcy or for relief  from
                                   creditors under any present or
                                   future    law   that   affords
                                   general    protection     from
                                   creditors.
                         (c)  Involuntary Bankruptcy or Similar Filing
                              Grantor or any other Obligor
                                   becomes the subject of an
                                   involuntary petition in
                                   bankruptcy or of any other
                                   action that may result in a
                                   composition of its debts, that
                                   may provide for the marshaling
                                   of its assets for the
                                   satisfaction of Grantor's or
                                   such other Obligor's debts, or
                                   that may result in the
                                   judicially ordered sale of the
                                   its assets for the purpose of
                                   satisfying its obligations to
                                   creditors, unless a motion for
                                   the dismissal of the petition
                                   or other action is filed
                                   within ten days and results in
                                   its dismissal within sixty
                                   days of the filing of the
                                   petition or other action.
                         (d)  Insolvency
                              An adjudication that Grantor or any
                                   other Obligor is insolvent.
                         (e)  Receivership
                              The appointment  of a  receiver  or
                                   trustee to take possession  of
                                   any  of  the assets of Grantor
                                   or of any other Obligor unless
                                   a  motion for the dismissal of
                                   the   appointment   is   filed
                                   within ten days and results in
                                   dismissal  of the receiver  or
                                   trustee within thirty days  of
                                   the filing of the petition  or
                                   other action.
                         (f)  Levy or Attachment
                              The taking   or  seizure   of   any
                                   material   portion   of    the
                                   Property   under    levy    of
                                   execution or attachment unless
                                   a  motion for the dismissal of
                                   the  petition or other  action
                                   is  filed within ten days  and
                                   results   in   its   dismissal
                                   within  ten days of the filing
                                   of   the  petition  or   other
                                   action.
                         (g)  Death, Dissolution or Liquidation
                              The dissolution  or liquidation  of
                                   any  Obligor  that  is  not  a
                                   natural   person,    or    the
                                   cessation    of   its    legal
                                   existence shall cease, or  the
                                   death of any Obligor who is  a
                                   natural  person  (unless   the
                                   dissolution,      liquidation,
                                   cessation or death results  in
                                   a Permitted Transfer).
                         (h)  Abandonment
                              Grantor's  abandonment of the  Real
                                   Property.
                         (i)  Impairment of the Lien by Legal Requirement
                              The promulgation       by       any
                                   Governmental  Authority  of  a
                                   Legal Requirement, or a ruling
                                   by   a   court  of   competent
                                   jurisdiction, if the effect of
                                   the   Legal   Requirement   or
                                   ruling  is to make the payment
                                   of  the  Indebtedness unlawful
                                   or    usurious,   to   prevent
                                   Grantor  or any other  Obligor
                                   from  legally  performing  any
                                   material obligation under  any
                                   Loan  Documents, to materially
                                   impair     the    right     of
                                   Beneficiary to accelerate  the
                                   Indebtedness     upon      the
                                   occurrence   of   a   material
                                   Default,   or  to   materially
                                   impair     the    right     of
                                   Beneficiary, upon the  failure
                                   of    Grantor   to   pay   the
                                   Indebtedness  at its  maturity
                                   through acceleration or  lapse
                                   of  time, to cause the sale of
                                   the  Real Property and the  to
                                   apply the proceeds of the sale
                                   to the Indebtedness.
                         (j)  Impairment of Yield through Taxation
                              The promulgation   of   any   Legal
                                   Requirement  that  taxes   the
                                   Deed  of  Trust  so  that  the
                                   yield   on   the  Indebtedness
                                   would  be reduced, if  Grantor
                                   may  neither lawfully pay  the
                                   tax   nor  lawfully  reimburse
                                   Beneficiary for its payment..
                         (k)  Proceeding to Contest Lien
                              Grantor's   institution   of    any
                                   proceeding   to  contest   the
                                   validity of Beneficiary's lien
                                   on the Property.


11.  RIGHT TO CURE
     Upon Default or upon the failure of Grantor, following a notice given under Subsection 10.3, to diligently pursue the cure of any act, omission or circumstance that may cause Default, Beneficiary shall have the right to cure the Default or the act, omission or circumstance. The expenses of doing so shall be part of the Indebtedness, and Grantor shall pay them to Beneficiary on demand.


12.  CONTEST RIGHTS
     Grantor  may  secure  the right to contest  Impositions  and mechanics' or materialmen's liens, through appropriate proceedings conducted in good faith, by depositing with Beneficiary an amount equal to 125% of the amount of the Imposition or the lien, or by depositing a bond or other security acceptable to Beneficiary in its sole discretion. If the contest of the related Imposition or lien is unsuccessful, Beneficiary shall use the amount deposited, or the proceeds of the bond or other security, to pay the Imposition or to satisfy the obligation from which the lien has arisen. Any surplus shall be refunded to Grantor.


13.  DUE ON TRANSFER OR ENCUMBRANCE
     Except  as  expressly  permitted by the terms  of  the  Loan
          Agreement, upon the sale of any portion of the Real Property, or upon any other conveyance, transfer or vesting of any direct or indirect interest in Grantor or the Property, including (i) the direct or indirect transfer of, or the granting of a security interest in, the ownership of Grantor, (ii) any encumbrance (other than a Permitted Encumbrance) of the Real Property and
          (iii) the granting of any security interest in the Property, the Indebtedness shall, at Beneficiary's option, become immediately due and payable without notice, unless the sale, conveyance, transfer or vesting is a Permitted Transfer.


14.  PERMITTED TRANSFER
               14.1 Certain Transfers of Limited Partnership Interests
                    Transfers of limited partnership interests in
                         Grantor that do not result in a loss  of
                         American  Industrial  Properties  REIT's
                         majority   control  of   Grantor   shall
                         constitute Permitted Transfers.
               14.2 Transfer to an Approved Purchaser
                    Grantor shall have the right, on one occasion
                         during the term of the Loan, to sell  or
                         transfer the Property (together with all
                         other  real  and personal property  then
                         securing  the  Notes) in  a  transaction
                         approved  by  Beneficiary.   Beneficiary
                         agrees  to  approve a  transfer  if  the
                         following conditions are satisfied:
                         (a)  No Default
                              No Default shall exist, and no act,
                                   omission or circumstance shall
                                   exist    which,   if   uncured
                                   following   notice   and   the
                                   passage of time, would  become
                                   a Default.
                         (b)  Request and Supporting Materials
                              Beneficiary shall receive a written
                                   request  for  its approval  at
                                   least  sixty days  in  advance
                                   notice    of   the    proposed
                                   transfer.   The request  shall
                                   specify  the identity  of  the
                                   proposed  transferee  and  the
                                   terms of the transaction,  and
                                   shall  be accompanied  by  the
                                   financial   statements,    tax
                                   returns,   and  organizational
                                   documents   of  the   proposed
                                   transferee and its principals.
                         (c)  Criteria to be Considered
                              The financial   strength,    credit
                                   history    and    demonstrated
                                   property  management expertise
                                   of the proposed transferee and
                                   its   principals   shall    be
                                   satisfactory to Beneficiary in
                                   its      sole      discretion.
                                   Beneficiary expressly reserves
                                   the   right  to  withhold  its
                                   approval   of   the   proposed
                                   transfer   if   the   proposed
                                   transferee  or  any   of   its
                                   principals is or has been  the
                                   subject   of  any  bankruptcy,
                                   insolvency,     or     similar
                                   proceeding.
                         (d)  Assumption Agreement
                              Under  the  terms  of the  proposed
                                   transfer,     the     proposed
                                   transferee  shall  assume  the
                                   Loan,   without  modification,
                                   under   the   terms   of    an
                                   assumption    agreement    and
                                   additional       documentation
                                   satisfactory to Beneficiary in
                                   form and substance.
                         (e)  Retention of Recourse Obligations
                              Under  the  terms of the assumption
                                   agreement    and    additional
                                   documentation,  liability  for
                                   Recourse  Obligations  arising
                                   after the date of the transfer
                                   and   assumption   shall    be
                                   assumed  by the principals  of
                                   the  proposed transferee,  and
                                   liability     for     Recourse
                                   Obligations arising before  or
                                   in    connection   with    the
                                   transfer shall be retained  by
                                   those  liable for them  before
                                   the transfer.
                         (f)  Title Insurance Endorsement
                              Grantor  shall agree to provide  an
                                   endorsement  to  Beneficiary's
                                   mortgagee    title   insurance
                                   policy, insuring the continued
                                   validity and priority  of  the
                                   Deed  of  Trust following  the
                                   assumption.
                         (g)  Assumption Fee
                              Beneficiary   shall   receive    an
                                   assumption fee of 1.25 percent
                                   of  the outstanding balance of
                                   the  Loan at the time  of  the
                                   sale  or transfer, and Grantor
                                   shall   agree   to   reimburse
                                   Beneficiary's    out-of-pocket
                                   expenses      incurred      in
                                   connection  with the  proposed
                                   transfer,   including   title,
                                   recording,    and   attorneys'
                                   fees,  regardless  of  whether
                                   the transfer is consummated.


15.  NOTICE OF ASSIGNMENT OF LEASES AND RENTS
     Under  the  Assignment  of  Leases and  Rents,  Grantor  has
          assigned  to  Beneficiary, and to  its  successors  and
          assigns, all of Grantor's right and title to, and interest in, the Leases, including all rights under the Leases and all benefits to be derived from them. The rights assigned include all authority of Grantor to modify or terminate Leases, or to exercise any remedies, and the benefits assigned include all Rents. This assignment is present and absolute, but under the terms of the Assignment of Leases and Rents, Beneficiary has licensed Grantor to collect and use the Rents, and to exercise the rights assigned in this paragraph, in any way that is consistent with its obligations under the Loan Documents, under its terms. This license, however, expires upon the maturity of the Loan by acceleration or by lapse of time. Beneficiary may terminate the license by written notice upon either
          (i) Default or (ii) the occupancy of more than one-half of the leasable space in the Improvements by a single tenant that is the subject of a petition under the Bankruptcy Code, that has threatened to file such a petition, or whose insolvency is imminent. If the license to collect rents is terminated under clause
          (ii) and there is no Default, then Beneficiary shall collect the Rent directly, apply it to that portion of the Indebtedness then due and payable, and promptly remit any excess amount to Grantor. Grantor shall promptly remit to Beneficiary any Rents it receives after the expiration or termination of Grantor's license to collect the Rents.


16.  ACCELERATION
     Under   the  terms  of  the  Notes,  if  a  Default  exists,
          Beneficiary may, at its option, without Notice to Grantor, declare the Indebtedness to be immediately due and payable.


17.  RIGHTS OF ENTRY AND TO OPERATE
               17.1 Entry on Property
                    If a Default  exists, Beneficiary may without
                         notice enter upon the Real Property  and
                         take  exclusive possession of  the  Real
                         Property  and of all books, records  and
                         accounts, all without notice and without
                         being  guilty of trespass.   If  Grantor
                         remains in possession of all or any part
                         of   the  Property  after  Default   and
                         without   Beneficiary's  prior   written
                         consent, Beneficiary may, without notice
                         to  Grantor,  invoke any and  all  legal
                         remedies to dispossess Grantor.
               17.2 Operation of Property
                    If a Default  exists, Beneficiary  may  hold,
                         lease, manage, operate or otherwise  use
                         or  permit the use of the Real Property,
                         either itself or by other persons, firms
                         or  entities, in such manner,  for  such
                         time  and  upon  such  other  terms   as
                         Beneficiary  may deem to be prudent  and
                         reasonable   under   the   circumstances
                         (making   such   repairs,   alterations,
                         additions  and improvements thereto  and
                         taking  any  and all other  action  with
                         reference thereto, from time to time, as
                         Beneficiary    deems    necessary     or
                         desirable), and apply all Rents and other amounts collected by Beneficiary in accordance with the provisions of the Absolute Assignment of Leases and Rents.


18.  RECEIVERSHIP
     If a Default  exists, Beneficiary may apply to  a  court  of competent jurisdiction for the appointment of a receiver of the Property, whether or not the value of the Property exceeds the Indebtedness, whether or not waste or deterioration of the Real Property has occurred, and whether or not other arguments based on equity would justify the appointment. Grantor irrevocably consents to such an appointment. Any such receiver shall have all the rights and powers customarily given to receivers in California, including the rights and powers granted to Beneficiary by this Deed of Trust, the power to maintain, lease and operate the Real Property on terms approved by the court, and the power to collect the Rents and apply them to the Indebtedness or otherwise as the court may direct. Once appointed, a receiver may at Beneficiary's option remain in place until the Indebtedness has been paid in full. Grantor agress that a receiver's bond of not over $25,000 shall be sufficient, except that Beneficiary, in its discretion, may require a receiver's bond in any amount not in excess of $1,000,000.


19.  FORECLOSURE
     Upon the  existence of Default, Beneficiary may  immediately proceed  to  foreclose the lien of this Deed  of  Trust
          against all or part of the Real Property by foreclosure
          sale in accordance with the laws of California.
               19.1 Power-Of-Sale Foreclosure
                    Upon Default,  either concurrently  with,  or
                         independently    of,     exercise     of
                         Beneficiary's   right    to    foreclose
                         judicially,  Beneficiary  may  elect  to
                         cause all or any part of the Property to
                         be sold at a private foreclosure sale as
                         follows:
                         (a)  Classification of Property
                              Beneficiary  may proceed as if  all
                                   of   the  Property  were  Real
                                   Property,  or  may  elect   to
                                   treat   any  of  the  Property
                                   which  consists of a right  in
                                   action  or  which is  property
                                   that   in   the   opinion   of
                                   Beneficiary  can  be   severed
                                   from  the Land or Improvements
                                   without   causing   structural
                                   damage as though the same were
                                   Personal Property, and dispose
                                   of  it as Property subject  to
                                   the    UCC,    treating    the
                                   remainder  of the Property  as
                                   Real Property.
                         (b)  Timing of Foreclosure Sale
                              Beneficiary may cause any such sale
                                   or  other  disposition  to  be
                                   conducted          immediately
                                   following  the  expiration  of
                                   any  cure period specified  in
                                   this   Deed   of   Trust,   or
                                   immediately      upon      the
                                   expiration  of any  redemption
                                   or     reinstatement    period
                                   required    by     law,     or
                                   Beneficiary may delay any such
                                   sale or other disposition  for
                                   such   period   of   time   as
                                   Beneficiary deems to be in its
                                   best     interest.      Should
                                   Beneficiary desire  that  more
                                   than  one  such sale or  other
                                   disposition   be    conducted,
                                   Beneficiary   may,   at    its
                                   option,   cause   it   to   be
                                   conducted  simultaneously   or
                                   successively, on the same  day
                                   or  at such different days  or
                                   times  and  in such  order  as
                                   Beneficiary may deem to be  in
                                   its best interests.
               19.2 Property Subject to UCC
                    Should  Beneficiary elect to cause any of the
                         Property which is subject to the UCC  to
                         be  disposed of, Beneficiary may at  its
                         discretion dispose of any part  of  such
                         Property   in   any  order   or   manner
                         permitted  by the UCC, or in  accordance
                         with   any  other  remedy  provided   by
                         applicable  law, regardless  of  whether
                         such Property is located on or about the
                         Real Property.  Any such disposition may
                         be  conducted by an employee or agent of
                         Beneficiary  or  Trustee.   Grantor  and
                         Beneficiary   shall   be   eligible   to
                         purchase  any  part  or  all   of   such
                         property at any such disposition,  which
                         may  be  either  public  or  private  as
                         Beneficiary   may  elect.    Beneficiary
                         shall  also have the rights and remedies
                         of  a  secured party under the  UCC,  or
                         otherwise available at law or in equity.
                    Under  the  power  of  sale granted  by  this
                         Section,   Beneficiary   may,   in   its
                         discretion  and without  regard  to  the
                         adequacy  of  its  security,  elect   to
                         proceed  against any or all of the  Real
                         Property, Personal Property and Fixtures
                         in  any  manner permitted under  Section
                         9501(4)(a)   of   the   UCC;   and    if
                         Beneficiary  elects to  proceed  in  the
                         manner     permitted    under    Section
                         9501(4)(a)(ii) of the UCC, the power  of
                         sale  shall be exercisable with  respect
                         to  all  or  any  of the Real  Property,
                         Personal  Property and Fixtures  covered
                         hereby,  as  designated by  Beneficiary,
                         and the Trustee is hereby authorized and
                         empowered  to conduct any such  sale  of
                         any Real Property, Personal Property and
                         Fixtures   in   accordance   with    the
                         procedures applicable to Real Property.
                    Where  the Property consists of Real Property
                         and Personal Property, any reinstatement
                         of  the obligation secured by this  Deed
                         of    Trust   and   Security   Agreement
                         following  default and  an  election  by
                         Beneficiary  to accelerate the  maturity
                         of  said obligation, which reinstatement
                         is  made by Grantor or any other  person
                         or  entity  permitted  to  exercise  the
                         right  of  reinstatement  under  Section
                         2924c  of the California Civil  Code  or
                         any   successor   statute,   shall,   in
                         accordance  with the terms of California
                         Commercial Code Section 9501(4)(c)(iii),
                         not prohibit Beneficiary from conducting
                         a  sale  or  other  disposition  of  any
                         Personal  Property or Fixtures  or  from
                         otherwise    proceeding    against    or
                         continuing   to  proceed   against   any
                         Personal  Property or  Fixtures  in  any
                         manner  permitted by the UCC; nor  shall
                         any   such   reinstatement   invalidate,
                         rescind  or otherwise affect  any  sale,
                         disposition  or  other proceeding  held,
                         conducted or instituted with respect  to
                         any  Personal Property or Fixtures prior
                         to  such reinstatement or pending at the
                         time  of  such reinstatement.  Any  sums
                         paid  to  Beneficiary in  effecting  any
                         reinstatement pursuant to Section  2924c
                         of  the  California Civil Code shall  be
                         applied to the secured obligation and to
                         Beneficiary's  and Trustee's  reasonable
                         costs   and   expenses  in  the   manner
                         required by Section 2924c.
                    Expenses  of retaking, holding, preparing for
                         sale, selling or the like shall be borne
                         by    Grantor    and    shall    include
                         Beneficiary's  and Trustee's  attorneys'
                         fees, costs and expenses, and shall  not
                         be   limited  to  amounts  provided   as
                         recoverable  by statute.  Grantor,  upon
                         demand  of  Beneficiary, shall  assemble
                         such  Property and make it available  to
                         Beneficiary  at  the Premises,  a  place
                         which Beneficiary and Grantor deem to be
                         reasonable.   Beneficiary   shall   give
                         Grantor  at  least five (5) days'  prior
                         written Notice of the time and place  of
                         any public sale or other disposition  of
                         such Property or of the time of or after
                         which any private sale or other intended
                         disposition is to be made, and  if  such
                         Notice   is  sent  to  Grantor,  Grantor
                         acknowledges  that  it  will  constitute
                         reasonable notice to Grantor.
               19.3 Real Property
                    Should  Beneficiary elect to sell all or part
                         of  the  Real  Property, Beneficiary  or
                         Trustee   shall  give  such  notice   of
                         default and election to sell as may then
                         be    required   by   applicable    law.
                         Thereafter, upon the expiration of  such
                         time and the giving of such notice,  and
                         without  the necessity of any demand  on
                         Grantor, Trustee, at the time and  place
                         specified  in the notice of sale,  shall
                         sell the Property or any portion thereof
                         specified  by  Beneficiary,  at   public
                         auction  to the highest bidder for  cash
                         in  lawful  money of the United  States,
                         payable  at time of sale.  Trustee  may,
                         and  upon request of Beneficiary  shall,
                         from  time  to time, postpone  any  such
                         sale  by public announcement at the time
                         and   place  noticed  or  fixed  by  the
                         previous  postponement.  If the Property
                         consists  of  several lots  or  parcels,
                         Beneficiary may designate the  order  in
                         which  such  lots  or parcels  shall  be
                         offered   for  sale  or  sold.   Grantor
                         expressly waives its right to direct the
                         order of sale.
               19.4 Trustee's Instrument of Conveyance
                    Upon the  completion  of  any  sale  made  by
                         Trustee   or   Beneficiary  under   this
                         Section,  Trustee  or  Beneficiary,   as
                         applicable, or any officer of any  court
                         empowered  to  do so shall  execute  and
                         deliver  to the accepted purchaser  good
                         and  sufficient  instruments  conveying,
                         assigning  and transferring all  estate,
                         right, title and interest in and to  the
                         property  and rights sold,  but  without
                         any  covenant  or  warranty  whatsoever,
                         express   or  implied,  whereupon   such
                         purchaser  shall be let  into  immediate
                         possession.   With respect to  any  sale
                         made under or by virtue of this Section,
                         Trustee  is hereby irrevocably appointed
                         the  true and lawful attorney of Grantor
                         in  its name and stead, with full  power
                         of  substitution, to make all  necessary
                         conveyances, assignments, transfers  and
                         deliveries of the Property or  any  part
                         thereof so sold and the rights so  sold,
                         and for that purpose Trustee may execute
                         all necessary instruments of conveyance,
                         assignment   and   transfer,   and   may
                         substitute one or more persons with like
                         power,  Grantor  hereby  ratifying   and
                         confirming all that its said attorney or
                         any   substitute  or  substitutes  shall
                         lawfully    do   by   virtue    thereof.
                         Nevertheless, Grantor, if  so  requested
                         by  Trustee or Beneficiary, shall ratify
                         and  confirm any such sale by  executing
                         and  delivering to Trustee  or  to  such
                         purchaser all such instruments as may be
                         advisable, in the judgment of Trustee or
                         Beneficiary, for the purpose as  may  be
                         designated  in such request.   Any  sale
                         made  under or by virtue of this Section
                         shall  operate  to  divest  all  of  the
                         estate,  right,  title, interest,  claim
                         and demand whatsoever, whether at law or
                         in  equity,  of Grantor in  and  to  the
                         properties and rights so sold, and shall
                         be  a perpetual bar, both at law and  in
                         equity  against Grantor and any and  all
                         persons  claiming or who may  claim  the
                         same, or any part thereof, from, through
                         or under Grantor.
                    The recitals  in  any such deed or instrument
                         of  conveyance of any matters or  facts,
                         including those of default and notice of
                         sale,  demand that such sale  should  be
                         made,  postponement of  sale,  terms  of
                         sale,   sale,   purchase,   payment   of
                         purchase money and other facts affecting
                         the  regularity or validity of such sale
                         or   disposition,  shall  be  conclusive
                         proof  of  the truth of such facts;  and
                         any   such   deed   or   instrument   of
                         conveyance  shall be conclusive  against
                         all persons as to such facts.
               19.5 Rights of Purchaser
                    The acknowledgment  of  the  receipt  of  the
                         purchase money contained in any deed  or
                         instrument   of  conveyance   shall   be
                         sufficient to discharge the grantee from
                         all  obligations to see  to  the  proper
                         application of the consideration  given.
                         The  purchaser  at  any  such  sale  may
                         disaffirm any easement granted or rental
                         or  lease contract made in violation  of
                         any provision of this Deed of Trust, and
                         may  take  immediate possession  of  the
                         Property  free  from,  and  despite  the
                         terms  of,  such grant of  easement  and
                         rental or lease contract.
               19.6 Conduct of Sales
                    If the  Property  consists of  several  lots,
                         parcels    or    items   of    property,
                         Beneficiary may, in its discretion:  (I)
                         designate the order in which such  lots,
                         parcels  or  items shall be offered  for
                         sale or sold, or (ii) elect to sell such
                         lots,  parcels or items through a single
                         sale,  or through two or more successive
                         sales,    or   in   any   other   manner
                         Beneficiary deems in its best  interest.
                         Should Beneficiary desire that more than
                         one  sale  or other disposition  of  the
                         Property be conducted, Beneficiary  may,
                         at  its  option, cause the sales  to  be
                         conducted       simultaneously,       or
                         successively,  on the same  day,  or  at
                         such different days or times and in such
                         order  as Beneficiary may deem to be  in
                         its  best  interests, and no  such  sale
                         shall terminate or otherwise affect  the
                         lien of this Deed of Trust on any unsold
                         part   of   the   Property   until   the
                         Indebtedness  has been fully  paid.   In
                         the  event Beneficiary elects to dispose
                         of  the  Property through more than  one
                         sale Grantor agrees to pay the costs and
                         expenses  of each such sale and  of  any
                         judicial  proceedings where in the  same
                         may   be   made,  including   reasonable
                         compensation to Trustee and Beneficiary,
                         their agents and counsel, and to pay all
                         expenses, liabilities and advances  made
                         or incurred by Trustee with such sale or
                         sales,  together  with interest  on  all
                         such  advances  made by Trustee  at  the
                         Default  Rate.   Any  person,  including
                         Grantor,  Trustee  or  Beneficiary,  may
                         purchase  at  any sale, and  Beneficiary
                         shall have the right to purchase at  any
                         sale by crediting upon the bid price the
                         amount  of  all  or  any  part  of   the
                         Indebtedness,   as   specified    below.
                         Beneficiary,  upon  any  such  purchase,
                         shall   acquire  good   title   to   the
                         properties  so purchased,  free  of  the
                         lien  of this Deed of Trust and free  of
                         all  rights of redemption in Grantor and
                         free   of  all  liens  and  encumbrances
                         subordinate to this Deed of Trust.  Upon
                         any  sale,  Trustee  shall  execute  and
                         deliver to the purchaser or purchasers a
                         deed or deeds conveying the property  so
                         sold,   but  without  any  covenant   or
                         warranty whatsoever, express or implied,
                         whereupon  such purchaser or  purchasers
                         shall  be let into immediate possession;
                         and  the  recitals in any such  deed  or
                         deeds  of  fact,  such as  default,  the
                         giving  of notice of default and  notice
                         of  sale, and other facts affecting  the
                         regularity or validity of such  sale  or
                         disposition,  shall be conclusive  proof
                         of  the truth of such facts and any such
                         deed   or   deeds  shall  be  conclusive
                         against all persons as to such facts.
               19.7 State Law Controls
                    Nothing  in  this Deed of Trust dealing  with
                         foreclosure  procedures  or   specifying
                         particular  actions  to  be   taken   by
                         Beneficiary or by Trustee or any similar
                         officer in connection with a foreclosure
                         sale  shall  be deemed to contradict  or
                         add  to  the requirements and procedures
                         now or hereafter specified by California
                         law, and any such inconsistency shall be
                         resolved  in  favor  of  California  law
                         applicable at the time of foreclosure.
               19.8 Covenant of Faithful Performance; Waiver of Statutory Fees
                    Trustee  covenants faithfully to perform  and
                         fulfill the trusts created by this  Deed
                         of Trust; and, to the extent permissible
                         by  law,  waives any statutory  fee  and
                         agrees   to  accept  instead  reasonable
                         compensation for any services rendered.
               19.9 Beneficiary's Bid at Foreclosure Sale
                    Upon any   sale   made  under  this  Section,
                         whether made under the power of sale  or
                         by  virtue of judicial proceedings or of
                         a  judgment or decree of foreclosure and
                         sale,   Beneficiary  may  bid  for   and
                         acquire  the all or part of the Property
                         and,  in  lieu of paying cash, may  make
                         settlement  for  the purchase  price  by
                         crediting upon the indebtedness or other
                         sums  secured by this Deed of Trust  the
                         net  sales  price  after  deducting  the
                         expenses  of sale and the costs  of  the
                         action  and any other sums which Trustee
                         or  Beneficiary is authorized to  deduct
                         under  this Deed of Trust.  If  it  does
                         so,  this  Deed of Trust, the Notes  and
                         other    documents    evidencing     the
                         Indebtedness shall be presented to the person or persons conducting the sale so that the amount so used or applied may be credited to the Indebtedness.


20.  WAIVERS
     To the maximum extent permitted by law, Grantor irrevocably and unconditionally WAIVES and RELEASES any present or future rights (a) of redemption (b) that may exempt the Property from any civil process, (c) to appraisal or valuation of the Property, (d) to extension of time for payment, (e) that may subject Beneficiary's exercise of its remedies to the administration of any decedent's estate or to any partition or liquidation action, (f) to any homestead exemption and (g) that in any way would delay or defeat the right of Beneficiary to cause the sale of the Real Property for the purpose of satisfying the Indebtedness. Grantor agrees that the price paid at a lawful foreclosure sale, whether by Beneficiary or by a third party, and whether paid through cancellation of all or a portion of the Indebtedness or in cash, shall conclusively establish the value of the Real Property.


21. EXCULPATION CLAUSE AND RECOURSE ("CARVEOUT") OBLIGATIONS Beneficiary agrees that it shall not seek to enforce any monetary judgment against Grantor except through recourse to the Property and any other property now or hereafter securing all or any part of the Indebtedness, unless the obligation from which the judgment arises is a Recourse Obligation. Recourse Obligations include Beneficiary's costs, expenses (including reasonable attorneys' fees), losses and actual damages caused by
          (i) waste, not including ordinary wear and tear, unless Grantor fails to maintain the Property with ordinary care; (ii) fraud or written material misrepresentation by Grantor; (iii) failure to pay taxes, assessments, ground rent or any other lienable impositions as required under the Loan Documents; (iv) misapplication of tenant security deposits, insurance proceeds or condemnation proceeds, or the unavailability to Beneficiary of condemnation proceeds because a lease of the Real Property grants a tenant the right to a portion of the owner's award (unless that portion is specifically allocated to the tenant's interest by the condemning authority); (v) failure while in monetary default to pay to Beneficiary all rents, income and profits, net of reasonable and customary operating expenses; (vi) failure to perform under the environmental covenants or indemnifications set forth in the Loan Documents; (vii) destruction or removal from the Real Property of fixtures or personal property securing the Loan, unless replaced by items of equal value; (viii) terminating, amending or entering into a lease of the Real Property in violation of the Loan Documents; (ix) willful or grossly negligent violation of applicable law; or (x) collection of the Loan, including the costs of enforcement of the Loan Documents after the Notes mature by acceleration or lapse of time. Grantor may also assume recourse liability under Loan Documents or other agreements that expressly provide for such personal liability, and such Loan Documents or agreements, if any, shall not be subject to the exculpation from personal liability set forth in this Paragraph.

          In addition, Grantor shall have personal liability for the entire indebtedness if Grantor (a) voluntarily transfers or encumbers the Property in violation of the Loan Documents, or (b) files a voluntary petition for reorganization under the Bankruptcy Code and has not offered, prior to the filing, to enter into Beneficiary's choice of either an agreement to permit an uncontested foreclosure or an agreement to deliver a deed in lieu of foreclosure, within sixty days of Beneficiary's acceptance of the offer. Following Beneficiary's acceptance of such an offer, default by Grantor shall trigger personal liability for the entire indebtedness. No such offer shall be conditioned on any payment by Beneficiary, on the release of any obligor from any recourse obligation, or on any other concession.


22.  SECURITY AGREEMENT AND FIXTURE FILING
               22.1 Security Agreement
                    This Deed  of  Trust  shall be self-operative
                         and    shall   constitute   a   Security
                         Agreement pursuant to the provisions  of
                         the  California Uniform Commercial  Code
                         (the "Code") with respect to those items
                         comprising Property that may be  subject
                         to  a  security interest under the Code.
                         Grantor,   as   debtor,  hereby   grants
                         Beneficiary,   as   secured   party,   a
                         security interest in those items and  in
                         all   related  additions,  replacements,
                         substitutions  and  proceeds,  for   the
                         purpose  of  securing the  Indebtedness.
                         Grantor  hereby  agrees to  execute  and
                         deliver   on   demand,  and  irrevocably
                         constitutes and appoints Beneficiary the
                         attorney-in-fact of Grantor, to execute,
                         deliver  and,  if appropriate,  to  file
                         with  the appropriate filing officer  or
                         office,    such   security   agreements,
                         financing    statements     or     other
                         instruments  as Beneficiary may  require
                         in order to create, perfect, or continue
                         this  security interest.  Grantor  shall
                         pay  all related filing fees and  costs,
                         all reasonable costs and expenses of any
                         record      searches      (or      their
                         continuations),   as   Beneficiary   may
                         reasonably require.  Without  the  prior
                         written  consent of Beneficiary, Grantor
                         shall  not create or suffer the creation
                         of   any   other  lien  on  or  security
                         interest in any of the Property  subject
                         to the security interest.  Upon Default,
                         Beneficiary  shall have the  rights  and
                         remedies  of a secured party  under  the
                         Code  as  well as all other  rights  and
                         remedies available at law or in  equity,
                         and,     at     Beneficiary's    option,
                         Beneficiary may also invoke the remedies
                         provided elsewhere in this Deed of Trust
                         as   to  such  property.   Grantor   and
                         Beneficiary   agree  that   the   rights
                         granted to Beneficiary as secured  party
                         under this Section 21 are in addition to
                         rather  than  a  limitation  on  any  of
                         Beneficiary's  other rights  under  this
                         Deed  of  Trust  with  respect  to   the
                         Personal   Property.   No   failure   to
                         mention   any   item  in   a   financing
                         statement  shall  limit  the  scope   of
                         Grantor's  assignment of  any  Property,
                         impair  the  priority  of  Beneficiary`s
                         lien  on any Personal Property, or alter
                         Beneficiary's   rights   to    Insurance
                         Proceeds   and  Condemnation   Proceeds,
                         except to the extent that a court  holds
                         that  mention of the item  in  the  Code
                         records   was  required  in  order   for
                         Beneficiary's interest to enjoy priority
                         over the interests of third parties.
               22.2 Fixture Filing
                    This Deed  of  Trust constitutes a  financing
                         statement  filed as a fixture filing  in
                         the   Official  Records  of  the  County
                         Recorder   of   Los   Angeles    County,
                         California with respect to any  and  all
                         fixtures   comprising   Property.    The
                         "debtor" is AIP Properties #3,  L.P.,  a
                         limited   partnership  organized   under
                         Delaware  law,  the "secured  party"  is
                         Life  Investors  Insurance  Company   of
                         America, a corporation organized under the laws of Iowa, the collateral is as described in Section 22.1 above and the granting clauses in this Deed of Trust, and the addresses of the debtor and secured party are the addresses stated in Subsection 25.11 of this Deed of Trust for notices to such parties.


23.  ENVIRONMENTAL MATTERS
               23.1 Representations
                    Grantor represents as follows:
                         (a)  No Hazardous Substances
                              To the  best of Grantor's knowledge
                                   following  due  inquiry  as  a
                                   duly  diligent property owner,
                                   and except as disclosed in the
                                   ESA,  the  Real  Property  has
                                   been,   and   is,   free    of
                                   contamination  from  Hazardous
                                   Substances,  and no  Hazardous
                                   Substances have been  released
                                   on or about the Real Property.
                         (b)  Compliance with Environmental Laws
                              The Real  Property and its  current
                                   use and presently contemplated
                                   uses    comply    with     all
                                   Environmental  Laws  and,   in
                                   connection with the ownership,
                                   operation and use of the  Real
                                   Property,     all    necessary
                                   permits,             licenses,
                                   authorizations,   and    other
                                   consents  and  approvals  have
                                   been    obtained,   and    all
                                   necessary             notices,
                                   publications, and filings have
                                   been   made  and  given,  with
                                   respect  to the storage,  use,
                                   and  disposal of any Hazardous
                                   Substances  in, on,  or  about
                                   the Real Property.
                         (c)  No Actions or Proceedings
                              There is no present or, to the best
                                   of     Grantor's     knowledge
                                   following  due  inquiry  as  a
                                   duly  diligent property owner,
                                   no  past or threatened action,
                                   proceeding or investigation by
                                   any governmental authority  or
                                   agency    related    to    any
                                   suspected  or actual violation
                                   of  any Environmental Law with
                                   respect to, or the presence of
                                   any Hazardous Material on, the
                                   Real Property.
               23.2 Covenants
                    Grantor covenants as follows:
                         (a)  Compliance with Environmental Laws
                              Grantor  shall,  and Grantor  shall
                                   cause  all employees,  agents,
                                   contractors,  and  tenants  of
                                   Grantor  and any other persons
                                   present  on  or occupying  the
                                   Real  Property,  to  keep  and
                                   maintain the Real Property  in
                                   compliance      with       all
                                   Environmental Laws.
                         (b)  Notices, Actions and Claims
                              Grantor  shall  immediately  advise
                                   Beneficiary in writing of  (i)
                                   any     notices    from    any
                                   governmental     or     quasi-
                                   governmental     agency     or
                                   authority   of  violation   or
                                   potential  violation  of   any
                                   Environmental Law received  by
                                   Grantor,  (ii)  any  and   all
                                   enforcement, cleanup,  removal
                                   or   other   governmental   or
                                   regulatory actions instituted,
                                   completed     or    threatened
                                   pursuant  to any Environmental
                                   Law, (iii) all claims made  or
                                   threatened by any third  party
                                   against  Grantor or  the  Real
                                   Property  relating to  damage,
                                   contribution,  cost  recovery,
                                   compensation, loss  or  injury
                                   resulting  from any  Hazardous
                                   Substances, and (iv) discovery
                                   by  Grantor  of any occurrence
                                   or   condition  on  any   real
                                   property adjoining or  in  the
                                   vicinity  of the Real Property
                                   that   could  cause  the  Real
                                   Property       to       become
                                   contaminated   by   or    with
                                   Hazardous Substances.
               23.3 Beneficiary's Right to Control Claims
                    Beneficiary shall have the right (but not the
                         obligation) to join and participate  in,
                         as  a  party if it so elects, any  legal
                         proceedings  or  actions  initiated   in
                         connection with any Hazardous Substances
                         and  to  have its related and reasonable
                         attorneys' and consultants' fees paid by
                         Grantor upon demand.
               23.4 Indemnification
                    Grantor  shall be solely responsible for, and
                         shall   indemnify,  defend,   and   hold
                         harmless   Beneficiary,  Trustees,   and
                         their  respective  directors,  officers,
                         employees,   agents,   successors    and
                         assigns  from  and  against,  any  loss,
                         damage,  cost, expense or  liability  of
                         whatever   kind  or  nature,  known   or
                         unknown,    contingent   or   otherwise,
                         directly or indirectly arising out of or
                         attributable  to  the  use,  generation,
                         storage,  release,  threatened  release,
                         discharge,    disposal,   or    presence
                         (whether prior to or after the  date  of
                         this   Deed   of  Trust)  of   Hazardous
                         Substances  on, in, under or  about  the
                         Real  Property  (whether by  Grantor,  a
                         predecessor in title, any tenant, or any
                         employees,    agents,   contractor    or
                         subcontractors of any of  the  foregoing
                         or   any  third  persons  at  any   time
                         occupying   or  present  on   the   Real
                         Property),      including,       without
                         limitation:   (i) personal injury;  (ii)
                         death;  (iii)  damage to property;  (iv)
                         all  consequential damages; (v) the cost
                         of  any  required  or necessary  repair,
                         cleanup  or detoxification of  the  Real
                         Property, including the soil and  ground
                         water  thereof, and the preparation  and
                         implementation of any closure,  remedial
                         or  other required plans; (vi) damage to
                         any  natural  resources; and  (vii)  all
                         reasonable  costs and expenses  incurred
                         by  Beneficiary or Trustee in connection
                         with clauses (i) through (vi), including
                         but not limited to reasonable attorneys'
                         and    consultants'   fees;    provided,
                         however, that nothing contained in  this
                         Section  shall  be  deemed  to  preclude
                         Grantor   from  seeking  indemnification
                         from,  or  otherwise proceeding against,
                         any   third  party  including,   without
                         limitation, any tenant or predecessor in
                         title   to   the  Real  Property.    The
                         covenants,  agreements, and  indemnities
                         set  forth  in  this  Section  shall  be
                         binding  upon  Grantor  and  its  heirs,
                         successors   and  assigns,   and   shall
                         survive  repayment of the  Indebtedness,
                         foreclosure   of   the   Security,   and
                         Grantor's granting of a deed in lieu  of
                         foreclosure of the Security.  Any  costs
                         or  expenses incurred by Beneficiary  or
                         Trustee for which Grantor is responsible
                         or  for  which  Grantor has  indemnified
                         Beneficiary shall be paid to Beneficiary
                         on  demand, with interest at the Default
                         Rate   from   the   date   incurred   by
                         Beneficiary  until  paid  in  full,  and
                         shall  be secured by this Deed of Trust.
                         Without  the  prior written  consent  of
                         Beneficiary,  Grantor  shall  not  enter
                         into  any settlement agreement,  consent
                         decree,  or other compromise in  respect
                         to  any  claims  relating  to  Hazardous
                         Substances.
               23.5 Environmental Audits
                    At such   times   as  Beneficiary  reasonably
                         determines  that an environmental  audit
                         of the Real Property for the presence of
                         Hazardous  Substances  is  necessary  in
                         order to determine whether the value  of
                         the Real Property has been or may in the
                         future  be  impaired by the presence  of
                         Hazardous Substances on, about or  under
                         the  Real  Property (but no  more  often
                         than  annually  unless  Beneficiary  has
                         reason   to   believe   that   Hazardous
                         Substances  may  be  present),   Grantor
                         shall    retain,   upon    request    of
                         Beneficiary, or Beneficiary  may  retain
                         directly,  at the sole cost and  expense
                         of   Grantor,   a  licensed   geologist,
                         industrial hygienist or an environmental
                         consultant      (the      "Environmental
                         Consultant")  acceptable to  Beneficiary
                         to conduct an environmental audit of the
                         Real Property.  Grantor shall afford any
                         person conducting an environmental audit
                         access  to  the  Real Property  and  all
                         materials   reasonably   requested    in
                         connection with the environmental audit.
                         In  light  of  the possible  passage  of
                         title  to  Beneficiary as  a  result  of
                         Default,   any   requirement    of    an
                         environmental audit by Beneficiary shall
                         be   deemed  reasonable  if  a   Default
                         exists.   Such a requirement shall  also
                         be  deemed reasonable if Beneficiary has
                         received  notice of the likely existence
                         of  Hazardous  Substances on,  about  or
                         under  the Real Property.  Grantor shall
                         pay  the actual and reasonable cost  and
                         expenses  of  any  environmental   audit
                         obtained by Beneficiary within five days
                         of  written  demand.  Grantor  shall  at
                         Beneficiary's  request  comply,  at  its
                         sole   cost  and  expense  in  the  most
                         commercially      reasonable      manner
                         determined   by   Grantor,   with    all
                         recommendations   contained    in    the
                         environmental  audit required  to  bring
                         the  Real Property into compliance  with
                         all    Environmental   Laws,   or    for
                         additional   testing  and   studies   to
                         further determine the location, quantity
                         and   types   of  Hazardous   Substances
                         detected by an environmental audit.


24.  CONCERNING THE TRUSTEE
               24.1 No Liability
                    Trustee  will not be liable for any error  of
                         judgment   or   act,  or  be   otherwise
                         responsible  or  accountable  under  any
                         circumstances.  If the Trustee or anyone
                         acting  by  virtue  of Trustee's  powers
                         enters  the  Real Property, the  Trustee
                         will  not be personally liable for debts
                         contracted  or for liability or  damages
                         incurred  in the management or operation
                         of the Real Property.  Trustee will have
                         the  right  to  rely on any  instrument,
                         document  or  signature  authorizing  or
                         supporting any action taken or  proposed
                         to  be  taken by Trustee or believed  by
                         Trustee  in  good faith to  be  genuine.
                         Trustee    will    be    entitled     to
                         reimbursement for expenses  incurred  by
                         Trustee  in the performance of Trustee's
                         duties  and  to reasonable  compensation
                         for  services rendered.  Grantor  shall,
                         from time to time, pay compensation  due
                         Trustee  under this Deed  of  Trust  and
                         reimburse Trustee for and save and  hold
                         Trustee  harmless from and  against  any
                         and  all  loss, cost, liability,  damage
                         and   expense  whatsoever  incurred   by
                         Trustee  in the performance of Trustee's
                         duties.
               24.2 Retention of Money
                    All money  received  by Trustee  must,  until
                         used  or  applied, be held in trust  for
                         the  purposes for which it was received,
                         but need not be segregated in any manner
                         from  any  other  money (except  to  the
                         extent required by law) and Trustee will
                         have  no liability for interest  on  any
                         money received.
               24.3 Successor Trustees
                    Trustee  may  resign by giving of  notice  of
                         such    resignation   in   writing    to
                         Beneficiary.   If  Trustee  resigns   or
                         becomes disqualified from acting in  the
                         execution  of  this Trust  or  fails  or
                         refuses   to  exercise  the  same   when
                         requested by Beneficiary so to do or  if
                         for   any   reason  and  without   cause
                         Beneficiary   prefers   to   appoint   a
                         substitute trustee to act instead of the
                         original Trustee, or any prior successor
                         or  substitute trustee, Beneficiary will
                         have  full power to appoint a substitute
                         trustee   and,  if  preferred,   several
                         substitute  trustees in  succession  who
                         shall   succeed  to  all  the   estates,
                         rights,   powers  and  duties   of   the
                         Trustee.
               24.4 Succession Instruments
                    Any new  Trustee appointed will, without  any
                         further act, deed or conveyance,  become
                         vested with all the estates, properties,
                         rights,  powers and trusts of  Trustee's
                         predecessor.   Upon the written  request
                         of   Beneficiary  or  of  any  successor
                         trustee,  Trustee ceasing to  act  shall
                         execute   and   deliver  an   instrument
                         transferring  to such successor  trustee
                         all  the  estates,  properties,  rights,
                         powers  and trusts of Trustee so ceasing
                         to  act, and shall duly assign, transfer
                         and  deliver  any  of the  property  and
                         money  held by Trustee to the  successor
                         trustee so appointed in Trustee's place.
               24.5 Performance of Duties by Agents
                    Trustee  may authorize one or more parties to
                         act   on  Trustee's  behalf  to  perform
                         Trustee's     ministerial     functions,
                         including,   without   limitation,   the
                         transmittal and posting of any notices.


25.  MISCELLANEOUS
               25.1 Survival of Obligations
                    Each and all of the Obligations shall survive
                         the  execution and delivery of the  Loan
                         Documents  and  will  continue  in  full
                         force  and effect until the Indebtedness
                         and  the Obligations have been paid  and
                         satisfied in full.
               25.2 Further Assurances
                    Grantor,  upon the request of Beneficiary  or
                         Trustee,    shall   complete,   execute,
                         acknowledge, deliver and record or  file
                         such  further instruments  and  do  such
                         further   acts  as  may  be   necessary,
                         desirable  or proper to carry  out  more
                         effectively the purposes of this Deed of
                         Trust,  to subject any property intended
                         to  be covered by this Deed of Trust  to
                         the  liens  and  security  interests  it
                         creates,  to  place  third  parties   on
                         notice   of  those  liens  and  security
                         interests,  or  to correct  any  defects
                         which may be found in any Loan Document.
                         Grantor irrevocably appoints Beneficiary
                         as   its  agent  to  complete,  execute,
                         deliver  and  record or  file  all  such
                         instruments.
               25.3 Recording and Filing
                    Grantor  shall  cause this Deed of Trust  and
                         all    amendments,   supplements,    and
                         substitutions to be recorded, filed, re-
                         recorded and refiled in such manner  and
                         in   such  places  as  Beneficiary   may
                         reasonably  request.  Grantor  and  will
                         pay  all  recording filing, re-recording
                         and   refiling  taxes,  fees  and  other
                         charges.
               25.4 No Waiver
                    No deliberate  or  unintentional  failure  by
                         Beneficiary     to    require     strict
                         performance by Grantor of any Obligation
                         shall   be   deemed   a   waiver,    and
                         Beneficiary shall have the right at  any
                         time  to  require strict performance  by
                         Grantor of any Obligation.
               25.5 Expenses
                    Grantor  shall  pay all filing and  recording
                         fees,  and all expenses incident to  the
                         execution  and  acknowledgment  of  this
                         Deed   of  Trust,  any  supplements   or
                         amendments,  and any instrument  entered
                         into   under  Subsection  25.2.  Grantor
                         shall pay or reimburse Beneficiary, upon
                         demand,  for  all  costs  and  expenses,
                         including   appraisal  and   reappraisal
                         costs  of  the  Property and  reasonable
                         attorneys'  and legal assistants'  fees,
                         which    Beneficiary   may   incur    in
                         connection  with enforcement proceedings
                         hereunder, and reasonable attorneys' and
                         legal   assistants'  fees  incurred   by
                         Beneficiary  in any other suit,  action,
                         legal proceeding or dispute of any  kind
                         in  which Beneficiary is made a party or
                         appears as party plaintiff or defendant,
                         affecting the Indebtedness, this Deed of
                         Trust,  or the Property, or required  to
                         protect or sustain the lien of this Deed
                         of  Trust. Grantor shall be obligated to
                         pay  (or  to reimburse Beneficiary)  for
                         such  fees, costs and expenses and shall
                         indemnify   and  hold  Beneficiary   and
                         Trustee  harmless from and  against  any
                         and  all loss, cost, expense, liability,
                         damage  and claims and causes of action,
                         including  reasonable  attorneys'  fees,
                         incurred   or  accruing  by  reason   of
                         Grantor's failure to promptly repay  any
                         such fees, costs and expenses.
               25.6 Covenants Running with the Land
                    All Obligations  are intended by the  parties
                         to   be   and  shall  be  construed   as
                         covenants running with the Land.
               25.7 Successors and Assigns
                    All of  the terms of the Loan Documents shall
                         apply  to, be binding upon and inure  to
                         the   benefit  of  the  successors   and
                         assigns of the parties.
               25.8 Severability
                    The Loan   Documents  are  intended   to   be
                         performed in accordance with,  and  only
                         to   the   extent  permitted   by,   all
                         applicable   Legal  Requirements.    Any
                         provision of the Loan Documents that  is
                         prohibited  or  unenforceable   in   any
                         jurisdiction   shall   nevertheless   be
                         construed and given effect to the extent
                         possible.      The     invalidity     or
                         unenforceability of any provision  in  a
                         particular  jurisdiction  shall  neither
                         invalidate nor render unenforceable  any
                         other provision of the Loan Document  in
                         that  jurisdiction, and shall not affect
                         the  validity or enforceability of  that
                         provision in any other jurisdiction.  If
                         a  provision  is held to be  invalid  or
                         unenforceable as to a particular  person
                         or  under a particular circumstance,  it
                         shall nevertheless be presumed valid and
                         enforceable as to others, or under other
                         circumstances.
               25.9 Usury
                    The parties  intend that no provision of  the
                         Notes   or   the   Loan   Documents   be
                         interpreted,  construed,   applied,   or
                         enforced so as to permit or require  the
                         payment  or  collection of  interest  in
                         excess  of the highest rate of  interest
                         (the "Maximum Permitted Rate") permitted
                         to  be  paid  or collected by applicable
                         law  with  respect to this  transaction.
                         In  this regard, Grantor and Beneficiary
                         each  stipulate  and agree  that  it  is
                         their  common and overriding  intent  to
                         contract   in  strict  compliance   with
                         applicable   usury  laws.   Accordingly,
                         none of the terms of this Deed of Trust,
                         the  Notes  or  any of  the  other  Loan
                         Documents  shall  ever be  construed  to
                         create    a   contract   to   pay,    as
                         consideration  for the use,  forbearance
                         or  detention  of money, interest  at  a
                         rate  in excess of the Maximum Permitted
                         Rate. Grantor shall never be liable  for
                         interest   in  excess  of  the   Maximum
                         Permitted Rate.  Therefore, (a)  in  the
                         event   that   the   Indebtedness    and
                         Obligations are prepaid or the  maturity
                         of  the Indebtedness and Obligations  is
                         accelerated by reason of an election  by
                         Beneficiary, unearned interest shall  be
                         canceled and, if theretofore paid, shall
                         either   be   refunded  to  Grantor   or
                         credited  on the Indebtedness  evidenced
                         by  the Notes, as Beneficiary may elect;
                         (b)  the  aggregate of all interest  and
                         other   charges  constituting   interest
                         under  applicable  laws  and  contracted
                         for, chargeable or receivable under  the
                         Notes  and  the other Loan Documents  or
                         otherwise   in   connection   with   the
                         transaction  contemplated thereby  shall
                         never  exceed  the  maximum  amount   of
                         interest,  nor produce a rate in  excess
                         of the Maximum Permitted Rate and (c) if
                         any excess interest is provided for,  it
                         shall be deemed a mistake, and the  same
                         shall,  at  the option of the holder  of
                         the Notes, either be refunded to Grantor
                         or  credited  on  the  unpaid  principal
                         amount  (if  any), and the  Indebtedness
                         evidenced   by   the  Notes   shall   be
                         automatically reformed so as  to  permit
                         only  the collection of the interest  at
                         the      Maximum     Permitted     Rate.
                         Furthermore,  if  any provision  of  the
                         Notes or any of the other Loan Documents
                         is  interpreted, construed, applied,  or
                         enforced, in such a manner as to provide
                         for  interest in excess of  the  Maximum
                         Permitted Rate, then the parties  intend
                         that  such provision automatically shall
                         be  deemed reformed nunc pro tunc so  as
                         to  require payment only of interest  at
                         the Maximum Permitted Rate.  If, for any
                         reason  whatsoever,  interest  paid   or
                         received  during the full  term  of  the
                         applicable indebtedness produces a  rate
                         which   exceeds  the  Maximum  Permitted
                         Rate,  then  the amount of  such  excess
                         shall  be deemed credited nunc pro  tunc
                         in  reduction  of  the then  outstanding
                         principal  amount  of the  Indebtedness,
                         together  with interest at such  Maximum
                         Permitted   Rate.    Beneficiary   shall
                         credit  against  the principal  of  such
                         Indebtedness  (or, if such  Indebtedness
                         shall  have  been paid  in  full,  shall
                         refund  to  the payor of such  interest)
                         such  portion of said interest as  shall
                         be  necessary to cause the interest paid
                         to  produce a rate equal to the  Maximum
                         Permitted Rate.  All sums paid or agreed
                         to  be paid to Beneficiary for the  use,
                         forbearance or detention of money shall,
                         to  the  extent permitted by  applicable
                         law,  be  amortized, prorated, allocated
                         and spread in equal parts throughout the
                         full     term    of    the    applicable
                         indebtedness, so that the interest  rate
                         is  uniform throughout the full term  of
                         such  indebtedness.  In connection  with
                         all   calculations  to   determine   the
                         Maximum   Permitted  Rate,  the  parties
                         intend  that all charges be excluded  to
                         the  extent they are properly excludable
                         under  applicable usury  laws,  as  they
                         from  time  to  time are  determined  to
                         apply   to   this   transaction.     The
                         provisions of this Section shall control
                         all agreements, whether now or hereafter
                         existing  and whether written  or  oral,
                         between Grantor and Beneficiary.
               25.10     Entire Agreement.
                    The Loan   Documents   contain   the   entire
                         agreements between the parties  relating
                         to  the  financing of the Real Property,
                         and  all prior agreements which are  not
                         contained  in the Loan Documents,  other
                         than    the    Environmental   Indemnity
                         Agreements,  are terminated.   The  Loan
                         Documents  represent the final agreement
                         between  the  parties  and  may  not  be
                         contradicted  by  evidence   of   prior,
                         contemporaneous,  or   subsequent   oral
                         agreements of the parties.  There are no
                         unwritten  oral agreements  between  the
                         parties.
                    The Loan  Documents may be amended,  revised,
                         waived,    discharged,    released    or
                         terminated  only by a written instrument
                         or  instruments executed  by  the  party
                         against   which   enforcement   of   the
                         amendment,  revision, waiver, discharge,
                         release or termination is asserted.  Any
                         alleged   amendment,  revision,  waiver,
                         discharge,  release or termination  that
                         is  not so documented shall be null  and
                         void.
               25.11     Notices.
                    All notices demands, consents, approvals  and
                         other  communications given pursuant  to
                         this  Deed  of Trust must be in  writing
                         and must be sent by hand, or by telecopy
                         (with  a duplicate copy sent by ordinary
                         mail,  postage prepaid), or  by  postage
                         prepaid,  certified or registered  mail,
                         return   receipt   requested,   or    by
                         reputable  overnight  courier   service,
                         postage prepaid, addressed to the party to be notified as set forth below:

                    if to Beneficiary:

                         Life Investors Insurance Company of
                         America
                         c/o AEGON USA Realty Advisors, Inc.
                         4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-5223
                         Attn.  Mortgage Loan Department
                         Telecopy Number: (319) 369-2188


                    if to Grantor:

                         AIP Properties #3, L.P.
                         6210 North Beltline, Suite 90
                         Irving, Texas  75063-2656
                         Attn:  David B. Warner
                         Telecopy Number: (972) 550-6037

                         Notices will be deemed given when delivered
                         to Beneficiary or to Grantor, as
                         applicable (regardless of whether
                         delivered to the persons stated above to
                         receive copies), by hand or when a
                         legible copy is received by telecopier
                         (provided receipt is verified by
                         telephone confirmation or one of the
                         other permitted means of giving Notices
                         under this Subsection), or if mailed,
                         three (3) days after mailing (or on the
                         date of delivery for overnight courier
                         service), with failure to accept
                         delivery constituting delivery for this
                         purpose.  The parties agree to use
                         reasonable efforts to provide the copies
                         of Notices required above, but delivery
                         of such copies shall not be required for
                         effective delivery of Notice.  Actual
                         notice, however and from whomever given
                         or received, will always be effective
                         Notice when received.  Beneficiary may
                         change its address for Notices set forth
                         above by giving at least ten (10) days'
                         prior Notice of such change in writing
                         to Grantor.  Grantor may change the
                         addresses for Notices set forth above by
                         giving at least thirty (30) days' prior
                         Notice of such change in writing to
                         Beneficiary.
               25.12     Counterparts.
                    This Deed  of  Trust may be executed  in  any
                         number  of counterparts, each  of  which
                         shall  be an original, but all of  which
                         together   shall  constitute   but   one
                         instrument.
               25.13     Applicable Law.
                    This Deed   of  Trust  will  be  interpreted,
                         construed,    applied,   and    enforced
                         according  to, and will be governed  by,
                         the  laws  of  the State of  California,
                         without  regard  to any  choice  of  law
                         principles   which,   but    for    this
                         provision, would require the application
                         of  the law of another jurisdiction  and
                         regardless   of   where   executed    or
                         delivered, where payable or paid,  where
                         any   cause   of   action   accrues   in
                         connection with this transaction,  where
                         any action or other proceeding involving
                         this  Deed  of  Trust is  instituted  or
                         pending,  or  whether the  laws  of  the
                         State   of  California  otherwise  would
                         apply the laws of another jurisdiction.
               25.14     Headings and General Application.
                    The section,    subsection,   and   paragraph
                         headings  of  this  Deed  of  Trust  are
                         provided  for  convenience of  reference
                         only  and shall in no way affect, modify
                         or define, or be used in construing, the
                         text  of  the sections , subsections  or
                         paragraphs.  If the text requires, words
                         used  in  the singular shall be read  as
                         including  the plural, and  pronouns  of
                         any gender shall include all genders.
               25.15     Sole Benefit.
                    This Deed   of  Trust  and  the  other   Loan
                         Documents  have  been executed  for  the
                         sole  benefit of Grantor and Beneficiary
                         and   the  successors  and  assigns   of
                         Beneficiary.  No other party shall  have
                         rights  thereunder  or  be  entitled  to
                         assume  that  the parties  thereto  will
                         insist upon strict performance of  their
                         mutual  obligations  hereunder,  any  of
                         which  may be waived from time to  time.
                         Grantor  shall have no right  to  assign
                         any   of  its  rights  under  the   Loan
                         Documents to any party whatsoever.
               25.16     Subrogation.
                    If any   or  all  of  the  proceeds  of   the
                         Indebtedness  or Obligations  have  been
                         used to extinguish, extend or renew  any
                         indebtedness heretofore existing against
                         the   Property   or   to   satisfy   any
                         indebtedness or obligation secured by  a
                         lien   or   encumbrance  of   any   kind
                         (including liens securing the payment of
                         any  Impositions),  such  proceeds  have
                         been   advanced   by   Beneficiary    at
                         Grantor's request, and to the extent  of
                         such funds so used, the Indebtedness and
                         Obligations in this Deed of Trust  shall
                         be  subrogated to and extend to  all  of
                         the  rights, claims, liens,  titles  and
                         interests  heretofore  existing  against
                         the  Property pursuant thereto to secure
                         the   indebtedness  or   obligation   so
                         extinguished, paid, extended or renewed,
                         and  the  rights, claims, liens,  titles
                         and  interests  of Beneficiary  pursuant
                         thereto, shall not be waived but  rather
                         shall  be  continued in full  force  and
                         effect  and in favor of Beneficiary  and
                         shall  be  merged  with  the  lien   and
                         security  interest  created  herein   as
                         cumulative security for the repayment of
                         the Indebtedness and satisfaction of the
                         Obligations.
               25.17     Release of Claims.
                    Grantor   hereby  RELEASES,  DISCHARGES   and
                         ACQUITS  forever Beneficiary and Trustee
                         and their officers, directors, trustees,
                         agents,  employees and counsel (in  each
                         case, past, present or future) from  any
                         and  all Claims existing as of the  date
                         hereof  (or the date of actual execution
                         hereof  by Grantor, if later).  As  used
                         herein, the term "Claim" shall mean  any
                         and  all  liabilities, claims, defenses,
                         demands,  actions,  causes  of   action,
                         judgments,    deficiencies,    interest,
                         liens,   costs  or  expenses  (including
                         court costs, penalties, attorneys'  fees
                         and  disbursements, and amounts paid  in
                         settlement)  of any kind  and  character
                         whatsoever, including claims for  usury,
                         breach    of    contract,   breach    of
                         commitment,  negligent misrepresentation
                         or failure to act in good faith, in each
                         case   whether  now  known  or  unknown,
                         suspected  or unsuspected,  asserted  or
                         unasserted or primary or contingent, and
                         whether    arising   out   of    written
                         documents,    unwritten    undertakings,
                         course  of conduct, tort, violations  of
                         laws or regulations or otherwise.
               25.18     No Partnership.
                    Nothing  contained  in the Loan Documents  is
                         intended   to  create  any  partnership,
                         joint  venture  or  association  between
                         Grantor  and Beneficiary, or in any  way
                         make  Beneficiary  a  co-principal  with
                         Grantor with reference to the Property.
               25.19     Payoff Procedures
                    If Grantor  pays  or  causes to  be  paid  to
                         Beneficiary  all  of  the  Indebtedness,
                         then  the Trustee's interest in the Real
                         Property  shall cease, and upon  receipt
                         by    Beneficiary   of   such   payment,
                         Beneficiary shall either (a) assign the Loan Documents and endorse the Notes (in either case without recourse or warranty of any kind) to a takeout lender, upon payment of an administrative fee of $750, or (b) release this Deed of Trust.

     IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust as of the date first set forth above.

                                 AIP PROPERTIES #3, L.P.,
                                 a Delaware limited partnership

                                 By     AIP  Properties #3  GP,
                                  Inc.,
                                       a Texas corporation,
                                       its General Partner


                                                             By
                                 _____________________
                                           David B. Warner
                                           Vice President
STATE OF            )
                    )  SS.
COUNTY OF           )


          This instrument was acknowledged before me on the _____ day of November, 1996 by _________________, ____________________
of AIP Properties #3 GP, Inc., a corporation organized under the laws of Texas, on behalf of said corporation as the General Partner of AIP Properties #3, L.P., a limited partnership organized under the laws of Delaware, on behalf of said limited partnership.




____________________________________
                                                       Notary
     Public

My commission expires: ___________
My Commission Expires:

(NOTARIAL SEAL)

                            EXHIBIT A

                            EXHIBIT B